                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 20 (File No. 33-47302)                  [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 22 (File No. 811-3217)                                 [X]

                              RiverSource Account F
                           (Exact Name of Registrant)

                       RiverSource Life Insurance Company
                               (Name of Depositor)

            70100 Ameriprise Financial Center, Minneapolis, MN 55474 (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 678-4177

    Dixie Carroll, 50607 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 2009 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

PROSPECTUS


MAY 1, 2009


RIVERSOURCE(R)

GROUP VARIABLE ANNUITY CONTRACT

GROUP UNALLOCATED DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
            70100 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 862-7919
            ameriprise.com/variableannuities
            RIVERSOURCE ACCOUNT F

NEW GROUP VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. A prospectus is also available for the RiverSource Variable Series Trust funds. Please read the prospectuses carefully and keep them for future reference. This contract is designed to fund employer group retirement plans that qualify as retirement programs under Sections 401 (including 401(k)) and 457 of the Internal Revenue Code of 1986, as amended (the Code).


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectus. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal or surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  1

TABLE OF CONTENTS



KEY TERMS..............................................    3
THE CONTRACT IN BRIEF..................................    5
EXPENSE SUMMARY........................................    6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)............    9
FINANCIAL STATEMENTS...................................   10
THE VARIABLE ACCOUNT AND THE FUNDS.....................   10
THE FIXED ACCOUNT......................................   12
BUYING THE CONTRACT....................................   13
CHARGES................................................   13
VALUING THE INVESTMENT.................................   15
WITHDRAWALS, LOANS AND CONVERSIONS.....................   15
CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT
  TERMINATION..........................................   16
CHANGING OWNERSHIP.....................................   21
THE ANNUITY PAYOUT PERIOD..............................   21
TAXES..................................................   22
VOTING RIGHTS..........................................   23
OTHER CONTRACTUAL PROVISIONS...........................   23
RECORDKEEPING SERVICES.................................   23
ABOUT THE SERVICE PROVIDERS............................   24
ADDITIONAL INFORMATION.................................   25
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION..........................................   26







2  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITY PAYOUTS: A fixed amount paid at regular intervals.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT ANNIVERSARY: An anniversary of the effective date of this contract.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our home office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


OWNER (YOU, YOUR): The plan sponsor or trustee of the plan.

PARTICIPANT: An eligible employee or other person who is entitled to benefits under the plan.

PLAN: The retirement plan under which the contract is issued and which meets the requirements of Code Sections 401 (including 401(k)) or 457. The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax deferred.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone, you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by fax, the time printed on your fax must be before the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If the time printed on your fax is at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date.




                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  3

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL CHARGE: A deferred sales charge that we may apply if the you take a total or partial withdrawal or you transfer or terminate the contract.



4  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract is designed to fund employer group retirement plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. The contract provides for the accumulation of values on a fixed and/or variable basis. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value on a fixed basis beginning at a specified date (the retirement date).

The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is tax deferred. However, the contract has features other than tax deferral that may help in reaching retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions"). You should consult your tax advisor for an explanation of the potential tax implications to you.

ACCOUNTS: Currently, the owner may elect to accumulate contract values in any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments allocated to the subaccounts. (see "The Variable Account and the Funds")

- the fixed account, which earns interest at a rate that we adjust periodically. (see "The Fixed Account")

BUYING THE CONTRACT: We no longer offer new contracts. Generally, purchase payments may be made annually, semiannually, quarterly or monthly or any other frequency we accept. (see "Buying the Contract")

WITHDRAWALS, LOANS AND CONVERSIONS: You may withdraw all or part of the contract's value at any time. Withdrawals may be subject to charges and IRS penalty taxes and may have tax consequences. Total withdrawals may be subject to a market value adjustment. (see "Withdrawals, Loans and Conversions")

You also may request a withdrawal for the purpose of funding loans for participants. A withdrawal for a loan is not subject to withdrawal charges. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there are any unpaid loans at the time of a total withdrawal, contract transfer or termination. (see "Withdrawals, Loans and Conversions")

If a participant terminates employment, you may direct us to withdraw a part of the contract value so that the participant can purchase an individual deferred annuity from us. Withdrawal charges will not apply at the time of withdrawal for this conversion. (see "Withdrawals, Loans and Conversions")

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION: Subject to certain restrictions, you currently may redistribute contract value among accounts while the contract is in force. (see "Contract Transfer, Market Value Adjustment and Contract Termination")

You may direct us to withdraw the total contract value and transfer that value to another funding agent. (see "Withdrawals by owner for transfer of Funds")

If the value of the fixed account is canceled due to total withdrawal, contract transfer or contract termination, we may impose a market value adjustment in addition to applicable contract charges. The amount of the market value adjustment approximates the gain or loss resulting from our sale of assets we purchased with the purchase payments. (see "Market Value Adjustment")

Under certain circumstances, we may terminate the contract. (see "Contract Termination")

PROHIBITED INVESTMENTS: You cannot offer under the plan any of the following funding vehicles to which future contributions may be made:

- guaranteed investment contracts;

- bank investment contracts;

- annuity contracts with fixed and/or variable accounts; or

- funding vehicles providing a guarantee of principal. (see "Contract Termination")

CHANGING OWNERSHIP: In general, ownership of the contract may not be transferred. (see "Changing Ownership")

ANNUITY PAYOUTS: You can direct us to begin retirement payouts to a payee under an annuity payout plan that begins on the participant's retirement date. You may choose from a variety of plans, or we may agree to other payout arrangements. The annuity payout plan you select must meet the requirements of the plan. Payouts will be made on a fixed basis. (see "The Annuity Payout Period")



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  5

TAXES: Generally there is no federal income tax to participants on contributions made to the contract or on increases in the contract's value until distributions are made (under certain circumstances, IRS penalty taxes and other tax consequences may apply). (see "Taxes")

RECORDKEEPER: We must approve any person or entity authorized by you to administer recordkeeping services for the plan and participants. (see "Record Keeping Services")

LIMITATIONS ON USE OF CONTRACTS: if mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND WITHDRAWING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU WITHDRAW THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

 WITHDRAWAL CHARGE
(contingent deferred sales load as a percentage of amount withdrawn)

                                                               WITHDRAWAL CHARGE
                 CONTRACT YEAR                                    PERCENTAGE
                       1                                               6%
                       2                                               6
                       3                                               5
                       4                                               4
                       5                                               3
                       6                                               2
                       7                                               1
                      Thereafter                                       0


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                  Guaranteed:  $1,000 ($250 per quarter)
                                                                 Current:        $500 ($125 per quarter)


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily variable account value)


 MORTALITY AND EXPENSE RISK FEE                                                   1%





6  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2008, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


 MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                              MINIMUM              MAXIMUM
Total expenses before fee waivers and/or expense
  reimbursements                                                0.62%                1.15%




(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. The funds also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more by allocating your contract values to the subaccounts investing in those funds that have adopted 12b-1 plans than under other contracts that may have subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments may be significant. See "The Variable Account and the Funds" for additional information. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


 TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*


(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                        ACQUIRED FUND    GROSS TOTAL
                                                     MANAGEMENT    12B-1      OTHER        FEES AND         ANNUAL
                                                        FEES        FEES    EXPENSES      EXPENSES**       EXPENSES
RVST RiverSource Variable Portfolio - Balanced                                                               0.71%
  Fund                                                  0.42%       0.13%     0.16%            --%
RVST RiverSource Variable Portfolio - Cash                                                                   0.62
  Management Fund                                       0.32        0.13      0.17             --
RVST RiverSource Variable Portfolio - Diversified                                                            0.72
  Bond Fund                                             0.44        0.13      0.15             --
RVST RiverSource Variable Portfolio - Dynamic                                                                0.74
  Equity Fund                                           0.44        0.13      0.15           0.02
(previously RVST RiverSource Variable
  Portfolio - Large Cap Equity Fund)
RVST RiverSource Variable Portfolio - Global Bond                                                            0.97(1)
  Fund                                                  0.66        0.13      0.18             --
RVST RiverSource Variable Portfolio - High Yield                                                             0.89
  Bond Fund                                             0.59        0.13      0.17             --
RVST RiverSource Variable Portfolio - Mid Cap                                                                0.88(1)
  Growth Fund                                           0.58        0.13      0.17             --
RVST Threadneedle Variable                                                                                   1.15
  Portfolio - International Opportunity Fund            0.82        0.13      0.20             --




   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     0.96% for RVST RiverSource Variable Portfolio - Global Bond Fund and 1.00% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund.




                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  7

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on this assumption your costs would be:


                                              IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               OR IF YOU SELECT AN ANNUITY PAYOUT
   IF YOU WITHDRAW YOUR CONTRACT                              PLAN
 AT THE END OF THE APPLICABLE TIME             AT THE END OF THE APPLICABLE TIME
              PERIOD:                                       PERIOD:
1 YEAR  3 YEARS   5 YEARS  10 YEARS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $844    $1,243    $1,544   $2,574            $227      $701     $1,200    $2,574



MINIMUM EXPENSES. This example assumes the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on this assumption your costs would be:


                                              IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               OR IF YOU SELECT AN ANNUITY PAYOUT
   IF YOU WITHDRAW YOUR CONTRACT                              PLAN
 AT THE END OF THE APPLICABLE TIME             AT THE END OF THE APPLICABLE TIME
              PERIOD:                                       PERIOD:
1 YEAR  3 YEARS   5 YEARS  10 YEARS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $793    $1,087    $1,276   $2,008            $173      $536      $924     $2,008





* In these examples, the $500 contract administrative charge is approximated as a .068% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.




8  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                              2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE
  PORTFOLIO - BALANCED FUND (04/30/1986)
Accumulation unit value at beginning of
  period                                         $5.12    $5.09    $4.49    $4.37    $4.02    $3.38    $3.92    $4.43    $4.58
Accumulation unit value at end of period         $3.56    $5.12    $5.09    $4.49    $4.37    $4.02    $3.38    $3.92    $4.43
Number of accumulation units outstanding at
  end of period (000 omitted)                  136,181  171,598  215,043  291,684  372,907  452,913  559,481  733,747  844,645
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (10/13/1981)
Accumulation unit value at beginning of
  period                                         $3.10    $2.99    $2.89    $2.84    $2.85    $2.87    $2.86    $2.79    $2.66
Accumulation unit value at end of period         $3.14    $3.10    $2.99    $2.89    $2.84    $2.85    $2.87    $2.86    $2.79
Number of accumulation units outstanding at
  end of period (000 omitted)                   29,776   30,042   26,571   22,186   29,769   46,633   78,538   94,451   78,439
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2008 were
  (0.11%) and (0.11%), respectively.
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/13/1981)
Accumulation unit value at beginning of
  period                                         $7.19    $6.90    $6.68    $6.61    $6.38    $6.17    $5.91    $5.54    $5.31
Accumulation unit value at end of period         $6.67    $7.19    $6.90    $6.68    $6.61    $6.38    $6.17    $5.91    $5.54
Number of accumulation units outstanding at
  end of period (000 omitted)                   39,953   46,543   55,305   72,737   91,275  116,954  152,852  182,068  186,284
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (10/13/1981)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of
  period                                        $10.36   $10.17    $8.91    $8.48    $8.09    $6.32    $8.19   $10.10   $12.36
Accumulation unit value at end of period         $5.93   $10.36   $10.17    $8.91    $8.48    $8.09    $6.32    $8.19   $10.10
Number of accumulation units outstanding at
  end of period (000 omitted)                   86,153  109,144  140,874  133,911  174,870  209,699  254,879  335,310  391,805
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (05/01/1996)
Accumulation unit value at beginning of
  period                                         $1.68    $1.58    $1.49    $1.59    $1.46    $1.30    $1.14    $1.14    $1.12
Accumulation unit value at end of period         $1.66    $1.68    $1.58    $1.49    $1.59    $1.46    $1.30    $1.14    $1.14
Number of accumulation units outstanding at
  end of period (000 omitted)                   23,087   23,737   27,863   39,541   43,302   46,753   50,932   51,831   56,694
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (05/01/1996)
Accumulation unit value at beginning of
  period                                         $1.58    $1.57    $1.43    $1.39    $1.26    $1.01    $1.10    $1.05    $1.17
Accumulation unit value at end of period         $1.17    $1.58    $1.57    $1.43    $1.39    $1.26    $1.01    $1.10    $1.05
Number of accumulation units outstanding at
  end of period (000 omitted)                   32,524   44,452   61,513   91,388  121,607  137,684  135,204  165,801  181,306
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (06/01/2001)
Accumulation unit value at beginning of
  period                                         $1.34    $1.19    $1.20    $1.10    $1.02    $0.84    $0.99    $1.00       --
Accumulation unit value at end of period         $0.73    $1.34    $1.19    $1.20    $1.10    $1.02    $0.84    $0.99       --
Number of accumulation units outstanding at
  end of period (000 omitted)                  202,409  251,387  333,466  104,033  121,270  110,323   76,368   19,770       --
------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (01/13/1992)
Accumulation unit value at beginning of
  period                                         $2.43    $2.18    $1.77    $1.57    $1.35    $1.07    $1.32    $1.87    $2.51
Accumulation unit value at end of period         $1.44    $2.43    $2.18    $1.77    $1.57    $1.35    $1.07    $1.32    $1.87
Number of accumulation units outstanding at
  end of period (000 omitted)                  159,052  200,695  250,536  319,427  371,979  415,319  509,030  667,381  812,275
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DEC. 31,                              1999
------------------------------------------------------
RVST RIVERSOURCE VARIABLE
  PORTFOLIO - BALANCED FUND (04/30/1986)
Accumulation unit value at beginning of
  period                                         $4.03
Accumulation unit value at end of period         $4.58
Number of accumulation units outstanding at
  end of period (000 omitted)                  986,013
------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT
  FUND* (10/13/1981)
Accumulation unit value at beginning of
  period                                         $2.56
Accumulation unit value at end of period         $2.66
Number of accumulation units outstanding at
  end of period (000 omitted)                  129,561
*The 7-day simple and compound yields for RVST
  RiverSource Variable Portfolio - Cash Management
  Fund at Dec. 31, 2008 were (0.11%) and (0.11%),
  respectively.
------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND
  FUND (10/13/1981)
Accumulation unit value at beginning of
  period                                         $5.27
Accumulation unit value at end of period         $5.31
Number of accumulation units outstanding at
  end of period (000 omitted)                  238,818
------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY
  FUND (10/13/1981)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE
  PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of
  period                                        $10.09
Accumulation unit value at end of period        $12.36
Number of accumulation units outstanding at
  end of period (000 omitted)                  449,948
------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND
  (05/01/1996)
Accumulation unit value at beginning of
  period                                         $1.18
Accumulation unit value at end of period         $1.12
Number of accumulation units outstanding at
  end of period (000 omitted)                   70,499
------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND
  FUND (05/01/1996)
Accumulation unit value at beginning of
  period                                         $1.12
Accumulation unit value at end of period         $1.17
Number of accumulation units outstanding at
  end of period (000 omitted)                  218,583
------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH
  FUND (06/01/2001)
Accumulation unit value at beginning of
  period                                            --
Accumulation unit value at end of period            --
Number of accumulation units outstanding at
  end of period (000 omitted)                       --
------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL
  OPPORTUNITY FUND (01/13/1992)
Accumulation unit value at beginning of
  period                                         $1.74
Accumulation unit value at end of period         $2.51
Number of accumulation units outstanding at
  end of period (000 omitted)                  898,715
------------------------------------------------------






                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  9

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the variable accounts in the SAI.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. Each subaccount's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectus for facts you should know before investing. The prospectus is available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). The funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectus for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.



10  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

- FUND SELECTION: We select the underlying funds in which the variable accounts initially invest and upon any substitution. In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes including:

  - Compensating, training and educating sales representatives who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM THE FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  11

YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


----------------------------------------------------------------------------------------
INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource     Seeks maximum total investment return         RiverSource
Variable             through a combination of capital growth and   Investments, LLC
Portfolio - Balanc-  current income.
ed Fund
----------------------------------------------------------------------------------------
RVST RiverSource     Seeks maximum current income consistent       RiverSource
Variable             with liquidity and stability of principal.    Investments, LLC
Portfolio - Cash
Management Fund
----------------------------------------------------------------------------------------
RVST RiverSource     Seeks high level of current income while      RiverSource
Variable             attempting to conserve the value of the       Investments, LLC
Portfolio - Divers-  investment for the longest period of time.
ified Bond Fund
----------------------------------------------------------------------------------------
RVST RiverSource     Seeks capital appreciation.                   RiverSource
Variable                                                           Investments, LLC
Portfolio - Dynamic
Equity Fund
(previously RVST
RiverSource
Variable
Portfolio - Large
Cap Equity Fund)
----------------------------------------------------------------------------------------
RVST RiverSource     Non-diversified fund that seeks high total    RiverSource
Variable             return through income and growth of           Investments, LLC
Portfolio - Global   capital.
Bond Fund
----------------------------------------------------------------------------------------
RVST RiverSource     Seeks high current income, with capital       RiverSource
Variable             growth as a secondary objective.              Investments, LLC
Portfolio - High
Yield Bond Fund
----------------------------------------------------------------------------------------
RVST RiverSource     Seeks growth of capital.                      RiverSource
Variable                                                           Investments, LLC
Portfolio - Mid Cap
Growth Fund
----------------------------------------------------------------------------------------
RVST Threadneedle    Seeks capital appreciation.                   RiverSource
Variable                                                           Investments, LLC,
Portfolio - In-                                                    adviser; Threadneedle
ternational                                                        International
Opportunity Fund                                                   Limited, an indirect
                                                                   wholly-owned
                                                                   subsidiary of
                                                                   Ameriprise Financial,
                                                                   sub-adviser.
----------------------------------------------------------------------------------------



THE FIXED ACCOUNT


You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for our new and existing annuities, product design, competition, and our company's revenues and expenses.


In addition, a market value adjustment is imposed on the fixed account if the owner cancels the value of the fixed account due to total withdrawal, contract transfer or contract termination. The amount of the market value adjustment approximates the gain or loss resulting from sale by RiverSource Life of assets purchased with purchase payments. (See "Market Value Adjustment.")



12  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

BUYING THE CONTRACT

New contracts are not currently being offered.

We applied your initial purchase payment within two business days after we received it at our home office. However,we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

A sales representative can help set up participant salary reduction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $125 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $500. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the contract administrative charge in the future, but we guarantee that it will never exceed $250 per quarter ($1,000 per year).

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1% of the subaccounts' average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific participant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge above $1,000 per year and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  13

WITHDRAWAL CHARGE

If the owner withdraws part or all of the contract, a withdrawal charge may apply. This withdrawal charge represents a percentage of the amount withdrawn as follows:

                                                            WITHDRAWAL CHARGE AS A
                 CONTRACT YEAR                          PERCENTAGE OF AMOUNT WITHDRAWN
                       1                                               6%
                       2                                               6
                       3                                               5
                       4                                               4
                       5                                               3
                       6                                               2
                       7                                               1
                      Thereafter                                       0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE
Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 6%. The total amount we actually deduct from your contract is $1,063.83. We determine this amount as follows:

      AMOUNT REQUESTED                                        $1,000
  -------------------------                OR                -------  =    $1,063.83
  1.00 - WITHDRAWAL CHARGE                                     .94



By applying the 6% withdrawal charge to $1,063.83, the withdrawal charge is $63.83. We pay you the $1,000 you requested.

WAIVER OF WITHDRAWAL CHARGE
We do not assess withdrawal charges for withdrawals on behalf of a participant if the participant:

- attains age 59 1/2;

- purchases an immediate annuity under the annuity payout plans of this contract after separation from service;

- retires under the plan after age 55;

- becomes disabled (as defined by the Code);

- dies;

- encounters financial hardship as permitted under the plan and the Code;

- receives a loan as requested by the owner; or

- converts contract value to an IRA or other qualified annuity offered by us as requested by the owner.

POSSIBLE REDUCTIONS: In some cases we may incur lower sales and administrative expenses or we may perform fewer services. In such cases, we may be able to reduce or eliminate certain contract charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Currently, there are no premium taxes under this contract. However, a charge will be made by us against the contract value for any state and local premium taxes to the extent the taxes are payable in connection with the purchase of a contract under the annuity payout plans.



14  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

VALUING THE INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and

- minus any prorated portion of the contract administrative charge.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to the contract for that subaccount. Conversely, we subtract a certain number of accumulation units from the contract each time you take a partial withdrawal, transfer amounts out of a subaccount or we assess a contract administrative charge or a withdrawal charge.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the subaccount expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and a deduction of:

- a prorated portion of the contract administrative charge.

Accumulation unit values may fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fees.

WITHDRAWALS, LOANS AND CONVERSIONS

WITHDRAWAL POLICIES

- If you request a total withdrawal, payment will equal the total contract value less the contract administrative charge, any applicable premium tax and withdrawal charge.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  15

- You or the recordkeeper must state the reason for a partial withdrawal.

- If the contract has a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.

- A market value adjustment may apply to total withdrawals from the fixed account. (See "Contract Transfer, Market Value Adjustment and Contract Termination.")

SPECIAL WITHDRAWAL PROVISIONS

- The rights of any person to benefits under the plans in which these contracts are issued will be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract.

- We reserve the right to defer withdrawal payments from the fixed account for a period not to exceed six months from the date we receive the withdrawal request.

- Since contracts offered will be issued in connection with retirement plans you should refer to the terms of the particular plan for any further limitations or restrictions on withdrawals.

- You may pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

RECEIVING WITHDRAWAL PAYMENTS

By regular or express mail:

- payable to you.

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.


Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


- the withdrawal amount includes a purchase payment check that has not cleared;

- the NYSE is closed, except for normal holiday and weekend closings;

- trading on the NYSE is restricted, according to SEC rules;

- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

- the SEC permits us to delay payment for the protection of security holders.

Withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions").

LOANS

You may request withdrawals to fund loans for participants. You must specify from which accounts to make withdrawals at the time of the loan request. Loan amounts and terms must comply with the applicable requirements of the plan and Code. We assume no responsibility for the validity or compliance of the loan.

Withdrawals to fund loans under the plan will not be subject to withdrawal charges when the loan is made. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there is an unpaid loan balance at the time of a total withdrawal, contract transfer or termination (see "Charges - Withdrawal Charge").

CONVERSION

You may transfer on the participant's behalf part of the contract value to an individual deferred annuity contract offered by us in the event of:

- the termination of participant's employment; or

- other reasons which are acceptable to us and meet the requirements of the plan and the Code.

This individual contract will qualify as an individual retirement annuity under
Section 408 or another applicable section of the Code. Withdrawal charges will not apply at the time of conversion.

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount to another account while the contract is in force. You also may transfer contract values from the fixed account to one or more subaccounts once during each of two transfer periods: within 60 days after each plan year anniversary and within 60 days after the first day of the seventh month in each plan year. However,


16 RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next transfer period. We will not accept requests for transfers from the fixed account at any other time.

When your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request in good order at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request in good order at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time. Any restrictions imposed by the plan will apply.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST MAY ADOPT THEIR OWN MARKET TIMING POLICIES AND PROCEDURES THAT MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS:

We try to distinguish market timing from transfers that we believe are not harmful,such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  17

In addition, any restrictions imposed by the plan will apply.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification,restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE,WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, THE UNDERLYING FUNDS MAY HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may in the future also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUND AND THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER THE UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

You can request a transfer or withdrawal by letter or any other method we agree to. Send the plan name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

* Failure to provide Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

You may withdraw all or part of the contract value at any time. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to



18 RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS return the contract. You may have to pay withdrawal charges (see
"Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

WITHDRAWALS BY OWNER FOR TRANSFER OF FUNDS
You may direct us to withdraw the total contract value and transfer that value to another funding agent. You will pay all applicable contract charges including withdrawal charges, and we will deduct them from the first payout unless you transfer the total contract value to a plan offered by us or our affiliates. (See "Charges.") You must provide us with a written request to make such a withdrawal. This written request must be sent to our home office and must specify the initial withdrawal date and payee to whom the payouts are to be made.

At your option, we will pay the contract value, less any applicable charges, in annual installments or in a lump sum as follows:

1. We may pay the contract value in five annual installments beginning on the initial withdrawal date and then on each of the next four anniversaries of such date as follows:

                                                        PERCENTAGE OF THEN REMAINING
              INSTALLMENT PAYMENT                          CONTRACT VALUE BALANCE
                       1                                             20%
                       2                                             25
                       3                                             33
                       4                                             50
                       5                                            100


  We will not allow additional withdrawals for benefits or other transfers of contract values and we will not accept additional purchase payments after we make the first withdrawal payment. We will continue to credit interest to any contract value balance remaining after an installment payment at the interest rate then in effect for the fixed account.

2. We may pay the contract value in a lump sum. We will base any contract value attributable to the fixed account on market value. We will determine the market value by applying the formula described below under "Market Value Adjustment". We will make lump sum payments according to the withdrawal provisions (see "Withdrawals, Loans and Conversions - Receiving Withdrawal Payments").

MARKET VALUE ADJUSTMENT

A Market Value Adjustment (MVA) applies only when we pay out the fixed account value in a lump sum when:

- you withdraw the total contract value to transfer that value to another funding vehicle;

- you make a total withdrawal of the fixed account contract value; or

- we terminate the contract as described below. (See "Contract Termination.")

We will apply the MVA to the contract value withdrawn from the fixed account after deducting any applicable contract administrative charge and withdrawal charge. (See "Charges.")

The MVA will reflect the relationship between the current interest rate credited to new purchase payments allocated to the fixed account and the rate credited to all prior purchase payments. We calculate the MVA as follows:

MVA = FIXED ACCOUNT VALUE X (A - B) X C

Where:


A    =    the weighted average interest rate (in decimal form) credited to all fixed account purchase payments made by you at the time of termination, rounded to four decimal places;

A    =    the interest rate (in decimal form) credited to new purchase payments to the contract at the time of termination or total withdrawal, rounded to four decimal places; and

A    =    the annuity factor, which represents the relationship between the contract year and the average duration of underlying investments from the following table:




                 CONTRACT YEAR                                  ANNUITY FACTOR
                      1-3                                             6.0
                      4-6                                             5.0
                      7+                                              4.0





                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  19

The following examples show a downward and upward MVA.

1. Assume: contract effective date of Oct. 1, 1993
   contract termination date of July 1, 1998 contract year at termination is five

                                                         PURCHASE                                           ACCUMULATION
 YEAR                                                    PAYMENTS      INITIAL RATE      CURRENT RATE      ACCOUNT VALUE
 1                                                        $10,000          6.50%             6.25%            $12,560
 2                                                          8,000          6.00              6.25               9,870
 3                                                         12,000          6.25              6.25              13,960
 4                                                         15,000          7.50              6.75              16,660
 5                                                         20,000          6.50              6.50              20,640



Total accumulation account value      =    $   73,690
Withdrawal charge = .03 x 73,690      =         2,211
Fixed account value = 73,690 -
  2,211                               =        71,479
Weighted average interest rate        =         6.433%
Interest rate on new purchase
  payments                            =         6.750
MVA = $71,479 x (.06433 - .06750) x
  5.0                                 =    $(1,132.94)
Market value = 71,479 - 1,132.94      =     70,346.06


2. Assume: contract effective date of Jan. 15, 1994
   contract termination date of Sept. 20, 1996 contract year at termination is three

                                                         PURCHASE                                           ACCUMULATION
YEAR                                                     PAYMENTS      INITIAL RATE      CURRENT RATE      ACCOUNT VALUE
1                                                         $15,000          7.00%             6.25%            $17,710
2                                                          20,000          6.50              6.00              22,140
3                                                          25,000          5.50              5.50              25,910



Total accumulation account value      =    $   65,760
Withdrawal charge = .05 x 65,760      =         3,288
Fixed account value = 65,760 -
  3,288                               =        62,472
Weighted average interest rate        =         5.870%
Interest rate on new purchase
  payments                            =         5.250
MVA = $62,472 x (.05870 - .05250) x
  6                                   =    $ 2,323.96
Market value = 62,472 + 2,323.96      =     64,795.96


No MVA applies if:

- you make a partial withdrawal of the fixed account contract value;

- we pay you installment payments when you withdraw the total contract value and transfer that value to another funding vehicle or we terminate the contract; or

- you transfer contract values from the fixed account to the variable accounts. (See "Transferring Money Between Accounts.")

CONTRACT TERMINATION

We reserve the right, upon at least 30 days' written notice, to declare a contract termination date.

We may declare a contract termination date if:

- you adopt an amendment to the plan that causes the plan to be materially different from the original plan (to be "materially different," the amendment must cause a substantial change in the level of the dollar amounts of purchase payments or contract benefits paid by us);

- the plan fails to qualify or becomes disqualified under the appropriate sections of the Code;

- while the contract is in force, and prior to any withdrawal or contract termination, you offer under the plan a prohibited investment as a funding vehicle to which future contributions may be made (prohibited investments include: guaranteed investment contracts, bank investment contracts, annuity contracts with fixed and/or variable accounts, and funding vehicles providing a guarantee of principal); or

- you change to a record-keeper not approved by us.



20  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

If we waive our rights to terminate the contract under any provision of this section at any time,such waiver will not be considered a precedent and will not prohibit us from exercising the right to terminate this contract,for the reasons noted above, at any future time.

PROCEDURES AT CONTRACT TERMINATION

On the contract termination date, we will withdraw any outstanding charges, including any contract administrative charges, from the contract value. A withdrawal charge may apply on account of any termination under this provision. We will deduct it from the first termination payment. (See "Charges.")

At your option, we will pay the contract value in a lump sum or in annual installment payouts according to the table under "Withdrawals by owner for transfer of funds" above. A lump sum payout will be subject to an applicable MVA to the fixed account value. If you do not select an option, we will pay the contract value to you under the installment option.

CHANGING OWNERSHIP

You may not transfer ownership of the contract except to:

- a trustee or successor trustee of a pension or profit sharing trust that is qualified under the Code; or

- as otherwise permitted by laws and regulations governing the plans under which the contract is issued.

Subject to the provisions above, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan or as a security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

THE ANNUITY PAYOUT PERIOD

When a plan participant reaches his or her retirement date, you may select one of the annuity payout plans outlined below or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

We will make retirement payouts on a fixed basis under a supplemental fixed immediate annuity in the form customarily offered by us at the time of purchase.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

RESTRICTIONS ON PAYOUT OPTIONS: If you elect an annuity payout plan, it must comply with certain IRS regulations governing RMDs. In general, your annuity payout plan will meet these regulations if payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the participant or over the life of the participant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary; or



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  21

- over a period certain not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the immediate annuity is purchased to provide retirement payouts. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

TAXES

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAXATION OF ANNUITIES IN GENERAL: Generally, there is no tax to a participant on contributions made to the contract or on any increases in the value of the contract. However, when distribution (or deemed distribution) to a participant occurs, the distribution will be subject to taxation (except contributions that were made with after-tax dollars).


TAX-DEFERRED RETIREMENT PLANS: This contract is used to fund retirement plans that are already tax deferred under the Code. The contract will not provide any necessary or additional tax deferral for the retirement plan.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits to increase. RMDs may reduce the value of certain death benefits. You should consult your tax advisor for an explanation of the potential tax implications to you.

MANDATORY WITHHOLDING: If the participant receives a distribution from the plan, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time of the payout. Any withholding represents a prepayment of the participant's tax due for the year and the participant will take credit for these amounts when filing an annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, the participant elects to roll the distribution over directly to an IRA or another eligible plan.

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise when:

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over the participant's life or life expectancy (or the joint lives or life expectancies of the participant and designated beneficiary) or over a specified period of ten years or more;

- the payout is an RMD as defined under the Code;

- the payout is a 457 non-governmental plan distribution;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

Payouts made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

ELECTIVE WITHHOLDING: If the distribution from the plan is not subject to mandatory withholding as described above, the participant can elect not to have any withholding occur. To do this the participant must provide a valid Social Security Number or Taxpayer Identification Number.

If the participant does not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. If a distribution is made to the participant under a Section 457 plan, withholding is computed using payroll methods, depending upon the type of payment. If the distribution is any other type of payment (such as a partial or full withdrawal), withholding is computed using 10% of the taxable portion.

The withholding requirements differ if we deliver the payment outside the United States and/or to a non-resident alien.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, state withholding may be deducted from the payment.



22  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

PENALTIES: If participants receive a distribution from the plan before reaching age 59 1/2, they may have to pay a 10% IRS penalty on the amount includable in their ordinary income. However, this penalty generally will not apply to any amount received by the participant or designated beneficiary:

- because of the participant's death;

- because the participant becomes disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over the participant's life or life expectancy (or joint lives or life expectancies of the participant and designated beneficiary);

- if the distribution is made following severance from employment during the calendar in which you attain age 55; or

- if the payout is a 457 plan distribution.

Other exceptions may apply if you withdraw from the contract before your plan specifies that payouts can be made.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions to the contrary. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.

VOTING RIGHTS

You or another authorized party with investments in the subaccounts may vote on important fund policies. We will vote fund shares according to the instructions we receive.

The number of votes is determined by applying the percentage interest in each subaccount to the total number of votes allowed to the subaccount.

We calculate votes separately for each subaccount. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

OTHER CONTRACTUAL PROVISIONS

MODIFICATION

We may modify the contract upon notice to you, if such modification:

- is necessary to make the contract or the subaccounts comply with any law or regulation issued by a governmental agency to which we or the subaccounts are subject;

- is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts;

- is necessary to reflect a change in the subaccounts; or

- provides additional accumulation options for the subaccounts.

In the event of any such modification, we may make appropriate endorsement to the contract to reflect such modification.

PROOF OF CONDITION OR EVENT

Where any payments under the contract depend on the recipient being alive and/or being a certain age on a given date, or depend on the occurrence of a specific event, we may require satisfactory proof that such a condition has been met prior to making the payment.

RECORDKEEPING SERVICES

We provide a contract to fund plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. We do not provide any administrative or recordkeeping services in connection with the plan. We will rely on information and/or


                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS 23 instructions provided by the plan administrator and/or recordkeeper in order to properly administer the contract. For this reason, we must approve any person or entity authorized by the owner to administer recordkeeping services for the plan and participants.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.00% of purchase payments on the contract as well as service/trail commissions of up to 0.50% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:


- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");


- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

INVESTMENTS BY RIVERSOURCE LIFE

RiverSource Life must invest its assets in its general account in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, asset-backed securities, preferred and common stocks, real estate mortgages, real estate and certain other investments. All claims by purchasers of the contracts, and other general account products, will be funded by the general account.



24  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2008 that we previously filed by RiverSource Life with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access these documents, see "SEC Filings" under "Investor Relations" at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E.,Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  25

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts................  p.  3
Rating Agencies............................  p.  4
Revenues Received During Calendar Year
  2008.....................................  p.  4
Principal Underwriter......................  p.  5
Independent Registered Public Accounting
  Firm.....................................  p.  5
Financial Statements






26  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY




                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  27

(RIVERSOURCE ANNUITIES LOGO)


RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 862-7919



    RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
     RiverSource Life Insurance Company. Both companies are affiliated with
                       Ameriprise Financial Services, Inc.

     (C) 2008-2009 RiverSource Life Insurance Company. All rights reserved.


S-6156 W (5/09)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR



                     RIVERSOURCE(R) EMPLOYEE BENEFIT ANNUITY



                         RIVERSOURCE(R) FLEXIBLE ANNUITY



                 RIVERSOURCE(R) GROUP VARIABLE ANNUITY CONTRACT



               RIVERSOURCE(R) VARIABLE RETIREMENT AND COMBINATION

                              RETIREMENT ANNUITIES



                              RIVERSOURCE ACCOUNT F

  (previously IDS Life Accounts F, G, H, IZ, KZ, LZ, N, PZ, QZ, RZ, SZ and TZ)

                                   MAY 1, 2009

RiverSource Account F is a separate account established and maintained by RiverSource Life Insurance Company (RiverSource Life).


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919


S-6323 G (5/09)

TABLE OF CONTENTS


Calculating Annuity Payouts.....................................................   p.  3
Rating Agencies.................................................................   p.  4
Revenues Received During Calendar Year 2008.....................................   p.  4
Principal Underwriter...........................................................   p.  5
Independent Registered Public Accounting Firm...................................   p.  5
Financial Statements





 2    RIVERSOURCE ACCOUNT F

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNTS
For Employee Benefit Annuity, Flexible Annuity, Variable Retirement and Combination Retirement Annuities, we do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

- determine the dollar value of your contract or certificate on the valuation date and deduct any applicable premium tax; then

- apply the result to the annuity table contained in the contract or certificate, or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date by;

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract or certificate.


                                                     RIVERSOURCE ACCOUNT F    3

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.

For detailed information on the agency ratings given to RiverSource Life, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best                                                                       www.ambest.com
Fitch                                                                     www.fitchratings.com
Moody's                                                               www.moodys.com/insurance
Standard & Poor's                                                     www.standardandpoors.com


A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.


REVENUES RECEIVED DURING CALENDAR YEAR 2008:



The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2008. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.



--------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                                       $18,743,014.48
Oppenheimer Variable Account Funds                                            $13,820,820.88
Wanger Advisors Trust                                                         $ 9,370,146.79
AllianceBernstein Variable Products Series Fund, Inc.                         $ 8,424,214.29
Columbia Funds Variable Insurance Trust                                       $ 7,430,450.61
Janus Aspen Series                                                            $ 7,122,557.57
Franklin(R) Templeton(R) Variable Insurance Products Trust                    $ 6,643,663.84
AIM Variable Insurance Funds                                                  $ 6,432,082.42
PIMCO Variable Insurance Trust                                                $ 5,883,317.87
American Century(R) Variable Portfolios, Inc.                                 $ 5,286,558.50
Goldman Sachs Variable Insurance Trust                                        $ 4,677,953.25
Van Kampen Life Investment Trust                                              $ 3,925,882.57
MFS(R) Variable Insurance Trust(SM)                                           $ 3,573,209.10
Eaton Vance Variable Trust                                                    $ 2,684,626.00
Wells Fargo Advantage Variable Trust Funds                                    $ 1,708,848.85
Putnam Variable Trust                                                         $ 1,652,989.18
The Universal Institutional Funds, Inc.                                       $ 1,516,077.16
Neuberger Berman Advisers Management Trust                                    $ 1,235,681.82
Evergreen Variable Annuity Trust                                              $ 1,141,265.89
Credit Suisse Trust                                                           $   949,442.19
Lazard Retirement Series, Inc.                                                $   793,689.26
Third Avenue Variable Series Trust                                            $   552,278.88
Royce Capital Fund                                                            $   469,495.42
Pioneer Variable Contracts Trust                                              $   280,236.22
Calvert Variable Series, Inc.                                                 $   149,893.29
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund                $   140,009.65
STI Classic Variable Trust                                                    $    42,907.96
Legg Mason Partners Variable Portfolios                                       $    20,806.64
Premier VIT                                                                   $     5,570.02
Lincoln Variable Insurance Products Trust                                     $     3,477.16
J.P. Morgan Series Trust II                                                   $     1,772.33
--------------------------------------------------------------------------------------------




If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Series Trust Funds
(RVST) or their affiliates would be at the top of the list.



 4    RIVERSOURCE ACCOUNT F

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc.
(NASD). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial.


Prior to Jan. 1, 2007, IDS Life Insurance Company (IDS Life) served as the principal underwriter for the contracts. The aggregate dollar amount of underwriting commissions paid to IDS Life for the variable account in 2006 was $290,026,122. IDS Life retained no underwriting commission from the sale of the contracts.



Effective Jan. 1, 2007, RiverSource Distributors became the principal underwriter for the contracts. The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors for the variable account in 2008 was $383,542,107; and in 2007 was $322,665,705. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, has audited the consolidated financial statements of RiverSource Life Insurance Company at Dec. 31, 2008 and 2007, and for each of the three years in the period ended Dec. 31, 2008, and the individual financial statements of the segregated asset subaccounts of RiverSource Account F, sponsored by RiverSource Life Insurance Company, at Dec. 31, 2008, and for each of the periods indicated therein, as set forth in their reports thereon appearing elsewhere herein. We've included our financial statements in the Statement of Additional Information in reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing.



                                                     RIVERSOURCE ACCOUNT F    5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS





RIVERSOURCE LIFE INSURANCE COMPANY



We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of RiverSource Account F (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, as of December 31, 2008, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits..



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of RiverSource Account F, referred to in Note 1, at December 31, 2008, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


                                        (-s- ERNST & YOUNG LLP)


Minneapolis, Minnesota



April 24, 2009



 6    RIVERSOURCE ACCOUNT F

STATEMENTS OF ASSETS AND LIABILITIES



                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                ------------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,      RVS VP          RVS VP         RVS VP         RVS VP
DEC. 31, 2008                                       CL B           BAL         CASH MGMT       DIV BOND      DIV EQ INC
 ASSETS
Investments, at fair value(1),(2)               $40,457,859   $494,030,700    $91,978,403    $270,574,390   $158,323,907
Dividends receivable                                     --             --      1,822,965              --             --
Accounts receivable from RiverSource Life for
  contract purchase payments                             --             --        112,319              --             --
Receivable for share redemptions                     88,234             --             --              --             --
------------------------------------------------------------------------------------------------------------------------
Total assets                                     40,546,093    494,030,700     93,913,687     270,574,390    158,323,907
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                   36,926        448,960         85,612         245,592        143,507
    Contract terminations                            51,308        476,688             --         107,706         45,984
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    88,234        925,648         85,612         353,298        189,491
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            39,711,170    484,166,663     93,511,839     266,436,087    156,480,935
Net assets applicable to contracts in payment
  period                                            746,689      8,938,389        316,236       3,785,005      1,653,481
------------------------------------------------------------------------------------------------------------------------
Total net assets                                $40,457,859   $493,105,052    $93,828,075    $270,221,092   $158,134,416
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                             3,119,342     49,935,432     92,063,690      27,614,352     17,901,424
(2) Investments, at cost                        $66,614,056   $735,224,744    $92,023,628    $303,542,202   $208,314,211
------------------------------------------------------------------------------------------------------------------------


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                ------------------------------------------------------------------------
                                                   RVS VP
                                                   GLOBAL        SEL VP          RVS VP         RVS VP         RVS VP
DEC. 31, 2008 (CONTINUED)                           BOND           GRO       HI YIELD BOND      DYN EQ       MID CAP GRO
 ASSETS
Investments, at fair value(1),(2)               $38,781,044   $ 22,242,038    $39,234,456    $521,832,665   $150,730,446
Dividends receivable                                     --             --             --              --             --
Accounts receivable from RiverSource Life for
  contract purchase payments                             --          6,608             --              --             --
Receivable for share redemptions                         --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------
Total assets                                     38,781,044     22,248,646     39,234,456     521,832,665    150,730,446
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                   35,171         20,200         35,959         474,296        136,611
    Contract terminations                            19,433             --         16,993         467,404        129,468
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    54,604         20,200         52,952         941,700        266,079
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            38,287,892     21,854,377     38,035,104     511,241,011    148,260,692
Net assets applicable to contracts in payment
  period                                            438,548        374,069      1,146,400       9,649,954      2,203,675
------------------------------------------------------------------------------------------------------------------------
Total net assets                                $38,726,440   $ 22,228,446    $39,181,504    $520,890,965   $150,464,367
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                             3,691,694      5,234,465      8,113,899      39,345,835     21,405,860
(2) Investments, at cost                        $39,078,729   $ 32,683,922    $53,705,016    $928,450,077   $251,701,753
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                                                     RIVERSOURCE ACCOUNT F    7

                                                                             SEGREGATED ASSET
                                                                                SUBACCOUNTS
                                                                        --------------------------
                                                                           THDL VP      WF ADV VT
DEC. 31, 2008 (CONTINUED)                                                 INTL OPP      SM CAP GRO
 ASSETS
Investments, at fair value(1),(2)                                       $231,076,521   $33,417,722
Dividends receivable                                                              --            --
Accounts receivable from RiverSource Life for contract purchase
  payments                                                                        --            --
Receivable for share redemptions                                                  --        46,964
--------------------------------------------------------------------------------------------------
Total assets                                                             231,076,521    33,464,686
--------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                                           209,678        30,585
    Contract terminations                                                    203,038        16,379
--------------------------------------------------------------------------------------------------
Total liabilities                                                            412,716        46,964
--------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                228,309,827    33,195,664
Net assets applicable to contracts in payment period                       2,353,978       222,058
--------------------------------------------------------------------------------------------------
Total net assets                                                        $230,663,805   $33,417,722
--------------------------------------------------------------------------------------------------
(1) Investment shares                                                     26,941,813     8,033,106
(2) Investments, at cost                                                $271,096,719   $55,443,538
--------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 8    RIVERSOURCE ACCOUNT F

STATEMENTS OF OPERATIONS



                                                                       SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                  AB VPS
                                                GRO & INC,        RVS VP          RVS VP          RVS VP          RVS VP
YEAR ENDED DEC. 31, 2008                           CL B            BAL          CASH MGMT        DIV BOND       DIV EQ INC
 INVESTMENT INCOME
Dividend income                                $  1,134,864   $   1,759,341    $  2,153,450   $   1,427,744   $     214,801
Variable account expenses                           623,840       6,974,319         943,425       3,094,123       2,488,601
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     511,024      (5,214,978)      1,210,025      (1,666,379)     (2,273,800)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                          17,611,649     167,089,173      27,082,610      51,042,719      61,434,246
    Cost of investments sold                     20,230,294     197,285,737      27,087,970      55,295,029      57,464,790
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                    (2,618,645)    (30,196,564)         (5,360)     (4,252,310)      3,969,456
Distributions from capital gains                 11,709,450      52,521,497              --              --      25,732,337
Net change in unrealized appreciation or
  depreciation of investments                   (42,061,800)   (258,191,002)        (25,342)    (17,012,044)   (150,477,392)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  (32,970,995)   (235,866,069)        (30,702)    (21,264,354)   (120,775,599)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $(32,459,971)  $(241,081,047)   $  1,179,323   $ (22,930,733)  $(123,049,399)
---------------------------------------------------------------------------------------------------------------------------


                                                                       SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                  RVS VP          SEL VP          RVS VP          RVS VP          RVS VP
YEAR ENDED DEC. 31, 2008 (CONTINUED)            GLOBAL BOND        GRO        HI YIELD BOND       DYN EQ       MID CAP GRO
 INVESTMENT INCOME
Dividend income                                $  2,810,688   $     109,424    $    175,857   $   1,940,441   $      50,099
Variable account expenses                           428,617         379,076         572,486       8,370,287       2,481,910
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   2,382,071        (269,652)       (396,629)     (6,429,846)     (2,431,811)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           7,670,629      12,184,778      18,674,129     206,235,504      56,589,647
    Cost of investments sold                      7,452,842      12,224,835      20,737,184     255,045,813      63,506,956
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                       217,787         (40,057)     (2,063,055)    (48,810,309)     (6,917,309)
Distributions from capital gains                     20,254              --              --      94,777,222       1,871,518
Net change in unrealized appreciation or
  depreciation of investments                    (3,508,936)    (20,444,866)    (12,871,511)   (472,041,438)   (129,962,498)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   (3,270,895)    (20,484,923)    (14,934,566)   (426,074,525)   (135,008,289)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $   (888,824)  $ (20,754,575)   $(15,331,195)  $(432,504,371)  $(137,440,100)
---------------------------------------------------------------------------------------------------------------------------





                                                                              SEGREGATED ASSET
                                                                                 SUBACCOUNTS
                                                                      --------------------------------
                                                                         THDL VP            WF ADV VT
YEAR ENDED DEC. 31, 2008 (CONTINUED)                                     INTL OPP          SM CAP GRO
 INVESTMENT INCOME
Dividend income                                                       $   8,555,595       $         --
Variable account expenses                                                 3,642,453            515,500
------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           4,913,142           (515,500)
------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                                  85,507,841         12,754,680
    Cost of investments sold                                             73,056,060         12,913,103
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                         12,451,781           (158,423)
Distributions from capital gains                                                 --         13,954,305
Net change in unrealized appreciation or depreciation of investments   (198,230,584)       (40,185,534)
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                         (185,778,803)       (26,389,652)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $(180,865,661)      $(26,905,152)
------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                                                     RIVERSOURCE ACCOUNT F    9

STATEMENTS OF CHANGES IN NET ASSETS



                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                 --------------------------------------------------------------------------
                                                    AB VPS
                                                  GRO & INC,        RVS VP         RVS VP         RVS VP          RVS VP
YEAR ENDED DEC. 31, 2008                             CL B            BAL          CASH MGMT      DIV BOND       DIV EQ INC
 OPERATIONS
Investment income (loss) -- net                  $    511,024   $  (5,214,978)  $  1,210,025   $ (1,666,379)  $  (2,273,800)
Net realized gain (loss) on sales of
  investments                                      (2,618,645)    (30,196,564)        (5,360)    (4,252,310)      3,969,456
Distributions from capital gains                   11,709,450      52,521,497             --             --      25,732,337
Net change in unrealized appreciation or
  depreciation of investments                     (42,061,800)   (258,191,002)       (25,342)   (17,012,044)   (150,477,392)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 (32,459,971)   (241,081,047)     1,179,323    (22,930,733)   (123,049,399)
===========================================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                          1,349,556       7,895,764      2,951,693      3,688,936       4,355,759
Net transfers(1)                                   (4,470,845)    (43,206,553)    28,870,590      9,530,379     (12,764,976)
Transfers for policy loans                            120,373       1,249,517        123,880        409,058         422,047
Adjustments to net assets allocated to
  contracts in payment period                        (115,328)     (1,506,446)       (66,999)      (606,679)       (294,892)
Contract charges                                      (57,984)       (714,837)       (73,568)      (299,138)       (218,921)
Contract terminations:
    Surrender benefits                            (12,861,456)   (113,646,145)   (31,104,753)   (53,285,229)    (47,498,571)
    Death benefits                                   (519,989)     (9,675,455)    (1,614,008)    (5,603,440)     (2,399,473)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (16,555,673)   (159,604,155)      (913,165)   (46,166,113)    (58,399,027)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    89,473,503     893,790,254     93,561,917    339,317,938     339,582,842
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 40,457,859   $ 493,105,052   $ 93,828,075   $270,221,092   $ 158,134,416
===========================================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             69,053,497     171,597,917     30,041,658     46,542,822     189,484,822
Contract purchase payments                          1,354,260       1,765,843        943,874        525,612       3,058,076
Net transfers(1)                                   (4,556,310)    (10,004,942)     9,236,402      1,280,428      (9,715,543)
Transfers for policy loans                            125,220         282,760         39,960         58,759         300,539
Contract charges                                      (59,073)       (162,910)       (23,615)       (43,049)       (154,559)
Contract terminations:
    Surrender benefits                            (12,344,054)    (25,074,720)    (9,950,947)    (7,588,283)    (31,774,144)
    Death benefits                                   (537,468)     (2,222,623)      (511,473)      (823,377)     (1,665,382)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   53,036,072     136,181,325     29,775,859     39,952,912     149,533,809
===========================================================================================================================





See accompanying notes to financial statements.



 10    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS



                                                                       SEGREGATED ASSET SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                                  RVS VP        SEL VP          RVS VP          RVS VP           RVS VP
YEAR ENDED DEC. 31, 2008 (CONTINUED)           GLOBAL BOND        GRO       HI YIELD BOND       DYN EQ        MID CAP GRO
 OPERATIONS
Investment income (loss) -- net                $ 2,382,071   $   (269,652)   $   (396,629)  $   (6,429,846)  $  (2,431,811)
Net realized gain (loss) on sales of
  investments                                      217,787        (40,057)     (2,063,055)     (48,810,309)     (6,917,309)
Distributions from capital gains                    20,254             --              --       94,777,222       1,871,518
Net change in unrealized appreciation or
  depreciation of investments                   (3,508,936)   (20,444,866)    (12,871,511)    (472,041,438)   (129,962,498)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (888,824)   (20,754,575)    (15,331,195)    (432,504,371)   (137,440,100)
==========================================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                         588,013        991,847         843,059       12,546,766       5,109,214
Net transfers(1)                                 7,230,764     (4,785,041)     (5,178,089)     (62,825,914)    (14,367,794)
Transfers for policy loans                          34,372        110,192         120,454        2,247,106         761,140
Adjustments to net assets allocated to
  contracts in payment period                      (60,230)       (56,501)       (224,253)      (2,006,250)       (451,875)
Contract charges                                   (30,569)       (32,894)        (44,373)      (1,039,545)       (306,583)
Contract terminations:
    Surrender benefits                          (8,033,269)    (7,093,503)    (12,073,672)    (137,904,660)    (42,651,544)
    Death benefits                                (553,072)      (265,666)       (893,060)      (7,970,369)     (1,999,894)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                    (823,991)   (11,131,566)    (17,449,934)    (196,952,866)    (53,907,336)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 40,439,255     54,114,587      71,962,633    1,150,348,202     341,811,803
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $38,726,440   $ 22,228,446    $ 39,181,504   $  520,890,965   $ 150,464,367
==========================================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year          23,736,606     58,371,052      44,451,815      109,143,736     251,387,318
Contract purchase payments                         349,372      1,370,603         577,286        1,507,555       4,825,580
Net transfers(1)                                 4,098,200     (6,723,342)     (3,727,238)      (7,676,967)    (14,062,146)
Transfers for policy loans                          20,636        151,881          80,793          274,433         737,669
Contract charges                                   (18,302)       (45,976)        (30,779)        (126,134)       (294,211)
Contract terminations:
    Surrender benefits                          (4,770,345)    (9,349,063)     (8,234,281)     (16,008,972)    (38,281,813)
    Death benefits                                (328,735)      (390,353)       (594,026)        (960,282)     (1,903,124)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                23,087,432     43,384,802      32,523,570       86,153,369     202,409,273
==========================================================================================================================





See accompanying notes to financial statements.



                                                    RIVERSOURCE ACCOUNT F    11

STATEMENTS OF CHANGES IN NET ASSETS



                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                       ----------------------------
                                                                          THDL VP        WF ADV VT
YEAR ENDED DEC. 31, 2008 (CONTINUED)                                      INTL OPP      SM CAP GRO
 OPERATIONS
Investment income (loss) -- net                                        $   4,913,142   $   (515,500)
Net realized gain (loss) on sales of investments                          12,451,781       (158,423)
Distributions from capital gains                                                  --     13,954,305
Net change in unrealized appreciation or depreciation of investments    (198,230,584)   (40,185,534)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         (180,865,661)   (26,905,152)
===================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                                                 5,786,100      1,182,615
Net transfers(1)                                                         (19,737,796)    (3,087,529)
Transfers for policy loans                                                   684,297        116,290
Adjustments to net assets allocated to contracts in payment period          (471,970)       (41,864)
Contract charges                                                            (390,280)       (42,667)
Contract terminations:
    Surrender benefits                                                   (64,100,275)    (9,610,860)
    Death benefits                                                        (3,317,058)      (305,376)
---------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           (81,546,982)   (11,789,391)
---------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          493,076,448     72,112,265
---------------------------------------------------------------------------------------------------
Net assets at end of year                                              $ 230,663,805   $ 33,417,722
===================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                   200,695,224     54,601,286
Contract purchase payments                                                 2,938,573      1,148,095
Net transfers(1)                                                         (11,584,741)    (2,977,703)
Transfers for policy loans                                                   361,506        113,758
Contract charges                                                            (202,752)       (41,787)
Contract terminations:
    Surrender benefits                                                   (31,378,802)    (8,928,797)
    Death benefits                                                        (1,776,623)      (312,063)
---------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         159,052,385     43,602,789
===================================================================================================





  (1) Includes transfer activity from (to) other subaccounts and transfers from
      (to) RiverSource Life's fixed account.



See accompanying notes to financial statements.



 12    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS



                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                ---------------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,        RVS VP          RVS VP         RVS VP          RVS VP
YEAR ENDED DEC. 31, 2007                            CL B             BAL          CASH MGMT      DIV BOND       DIV EQ INC
 OPERATIONS
Investment income (loss) -- net                 $    215,147   $   18,448,755   $  3,222,505   $ 13,462,490   $   1,974,105
Net realized gain (loss) on sales of
  investments                                      6,493,906       12,675,101           (399)    (3,641,610)     31,610,736
Distributions from capital gains                   5,181,516       22,804,754             --             --       5,036,584
Net change in unrealized appreciation or
  depreciation of investments                     (7,565,560)     (42,541,570)       (19,965)     4,503,900     (10,703,495)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        4,325,009       11,387,040      3,202,141     14,324,780      27,917,930
===========================================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                         1,776,995       10,665,099      3,552,240      5,009,363       5,912,478
Net transfers(1)                                    (491,485)     (17,712,025)    43,453,403     20,717,387       3,639,417
Transfers for policy loans                           171,648        1,558,209        169,729        463,847         545,098
Adjustments to net assets allocated to
  contracts in payment period                       (160,887)      (1,960,866)       (75,200)      (685,884)       (380,064)
Contract charges                                     (77,938)        (857,265)       (66,142)      (306,855)       (273,170)
Contract terminations:
    Surrender benefits                           (31,889,607)    (207,829,352)   (35,767,283)   (81,359,785)   (105,900,323)
    Death benefits                                  (606,118)     (11,644,420)      (764,053)    (5,710,257)     (3,714,605)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions   (31,277,392)    (227,780,620)    10,502,694    (61,872,184)   (100,171,169)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  116,425,886    1,110,183,834     79,857,082    386,865,342     411,836,081
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 89,473,503   $  893,790,254   $ 93,561,917   $339,317,938   $ 339,582,842
===========================================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            93,557,073      215,043,268     26,570,760     55,305,129     246,163,840
Contract purchase payments                         1,398,921        2,050,586      1,166,500        716,303       3,365,634
Net transfers(1)                                    (386,106)      (3,427,436)    14,271,616      2,934,578       2,128,307
Transfers for policy loans                           136,257          301,063         55,979         66,479         313,352
Contract charges                                     (61,505)        (165,406)       (21,866)       (43,972)       (155,515)
Contract terminations:
    Surrender benefits                           (25,091,286)     (39,924,155)   (11,750,256)   (11,608,536)    (60,040,714)
    Death benefits                                  (499,857)      (2,280,003)      (251,075)      (827,159)     (2,290,082)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  69,053,497      171,597,917     30,041,658     46,542,822     189,484,822
===========================================================================================================================





See accompanying notes to financial statements.



                                                    RIVERSOURCE ACCOUNT F    13

STATEMENTS OF CHANGES IN NET ASSETS



                                                                       SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                  RVS VP         SEL VP          RVS VP          RVS VP           RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)            GLOBAL BOND        GRO       HI YIELD BOND       DYN EQ        MID CAP GRO
 OPERATIONS
Investment income (loss) -- net                $  1,089,506   $      7,191    $  5,535,309   $    3,885,039   $  (3,613,919)
Net realized gain (loss) on sales of
  investments                                       465,984      2,927,312         670,390       28,764,564       5,468,610
Distributions from capital gains                         --             --              --        7,609,723       3,838,754
Net change in unrealized appreciation or
  depreciation of investments                     1,009,949     (1,343,290)     (5,076,424)      (6,953,239)     41,100,571
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       2,565,439      1,591,213       1,129,275       33,306,087      46,794,016
===========================================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                          592,012      1,427,309       1,171,492       17,122,824       6,976,285
Net transfers(1)                                  5,078,642      3,405,756        (741,495)     (56,121,508)    (22,332,366)
Transfers for policy loans                           36,055        141,412         124,386        2,747,155         889,685
Adjustments to net assets allocated to
  contracts in payment period                       (62,572)        42,369        (267,532)      (3,228,944)       (463,494)
Contract charges                                    (25,360)       (43,521)        (56,544)      (1,321,866)       (377,098)
Contract terminations:
  Surrender benefits                            (11,654,996)   (17,604,839)    (26,549,231)    (285,031,582)    (88,895,510)
  Death benefits                                   (613,187)      (391,727)     (1,148,829)     (11,762,579)     (2,479,051)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                   (6,649,406)   (13,023,241)    (27,467,753)    (337,596,500)   (106,681,549)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  44,523,222     65,546,615      98,301,111    1,454,638,615     401,699,336
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 40,439,255   $ 54,114,587    $ 71,962,633   $1,150,348,202   $ 341,811,803
===========================================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           27,862,818     72,432,862      61,513,271      140,874,270     333,466,389
Contract purchase payments                          367,810      1,535,423         731,860        1,626,200       5,372,604
Net transfers(1)                                  3,125,748      3,630,862        (527,242)      (5,324,365)    (17,496,525)
Transfers for policy loans                           22,445        156,488          77,568          261,291         689,056
Contract charges                                    (15,756)       (46,833)        (35,447)        (125,893)       (290,250)
Contract terminations:
  Surrender benefits                             (7,245,484)   (18,860,070)    (16,589,575)     (27,038,151)    (68,419,710)
  Death benefits                                   (380,975)      (477,680)       (718,620)      (1,129,616)     (1,934,246)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 23,736,606     58,371,052      44,451,815      109,143,736     251,387,318
===========================================================================================================================





See accompanying notes to financial statements.



 14    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS



                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                       ----------------------------
                                                                          THDL VP        WF ADV VT
YEAR ENDED DEC. 31, 2007 (CONTINUED)                                      INTL OPP      SM CAP GRO
 OPERATIONS
Investment income (loss) -- net                                        $    (139,883)  $   (826,888)
Net realized gain (loss) on sales of investments                          35,490,278      7,909,633
Distributions from capital gains                                                  --     12,567,929
Net change in unrealized appreciation or depreciation of investments      23,019,140     (9,369,016)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           58,369,535     10,281,658
===================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                                                 7,317,041      1,734,782
Net transfers(1)                                                           6,099,569     (1,044,524)
Transfers for policy loans                                                   934,118        146,303
Adjustments to net assets allocated to contracts in payment period          (634,074)       (53,080)
Contract charges                                                            (463,072)       (55,510)
Contract terminations:
    Surrender benefits                                                  (125,611,938)   (24,091,060)
    Death benefits                                                        (4,197,264)      (547,825)
---------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                          (116,555,620)   (23,910,914)
---------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          551,262,533     85,741,521
---------------------------------------------------------------------------------------------------
Net assets at end of year                                              $ 493,076,448   $ 72,112,265
===================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                   250,535,793     73,231,566
Contract purchase payments                                                 3,145,203      1,362,009
Net transfers(1)                                                           2,556,251       (783,849)
Transfers for policy loans                                                   402,073        115,297
Contract charges                                                            (199,124)       (43,472)
Contract terminations:
    Surrender benefits                                                   (53,919,890)   (18,844,701)
    Death benefits                                                        (1,825,082)      (435,564)
---------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         200,695,224     54,601,286
===================================================================================================





  (1) Includes transfer activity from (to) other subaccounts and transfers from
      (to) RiverSource Life's fixed account.



See accompanying notes to financial statements.



                                                    RIVERSOURCE ACCOUNT F    15

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION


RiverSource Account F (the Account) was established as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.



The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.



RiverSource(R) Employee Benefit Annuity


RiverSource(R) Flexible Annuity


RiverSource(R) Group Variable Annuity Contract


RiverSource(R) Variable Retirement and Combination Retirement Annuities



The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.



SUBACCOUNT                         FUND
---------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B             AllianceBernstein VPS Growth and Income Portfolio (Class
                                     B)
RVS VP Bal                         RVST RiverSource Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt                   RVST RiverSource Variable Portfolio - Cash Management Fund
RVS VP Div Bond                    RVST RiverSource Variable Portfolio - Diversified Bond
                                     Fund
RVS VP Div Eq Inc                  RVST RiverSource Variable Portfolio - Diversified Equity
                                     Income Fund
RVS VP Global Bond                 RVST RiverSource Variable Portfolio - Global Bond Fund
Sel VP Gro                         RVST Seligman Variable Portfolio - Growth Fund
                                     (previously RVST RiverSource Variable
                                     Portfolio - Growth Fund)
RVS VP Hi Yield Bond               RVST RiverSource Variable Portfolio - High Yield Bond Fund
RVS VP Dyn Eq                      RVST RiverSource Variable Portfolio - Dynamic Equity Fund
                                     (previously RVST RiverSource Variable Portfolio - Large
                                     Cap Equity Fund)
RVS VP Mid Cap Gro                 RVST RiverSource Variable Portfolio - Mid Cap Growth Fund
THDL VP Intl Opp                   RVST Threadneedle Variable Portfolio - International
                                     Opportunity Fund
WF Adv VT Sm Cap Gro               Wells Fargo Advantage VT Small Cap Growth Fund
---------------------------------------------------------------------------------------------




The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.



RiverSource Life serves as issuer of the contract.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


INVESTMENTS IN THE FUNDS


Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.



Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.



In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 was adopted by the Funds effective Jan. 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Where applicable, SFAS 157 codifies fair value related guidance within U.S. generally accepted accounting principles.



Under SFAS 157, the Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:



     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.



 16    RIVERSOURCE ACCOUNT F

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.



     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.



The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds.



VARIABLE PAYOUT


Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.



FEDERAL INCOME TAXES


RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.



USE OF ESTIMATES


The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.



3. VARIABLE ACCOUNT EXPENSES


RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.



4. CONTRACT CHARGES


RiverSource Life deducts a contract administrative charge of $20 to $500 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.



5. SURRENDER (WITHDRAWAL) CHARGES


RiverSource Life may use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender (withdrawal) charge will apply for a maximum number of years, as depicted in the surrender (withdrawal) charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the subaccounts as they are ultimately deducted from contract surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual subaccount basis.



6. RELATED PARTY TRANSACTIONS


Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life, in its capacity as investment manager for the RiverSource Variable Series Trust (RVST) funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets on a tiered schedule that ranges from 0.800% to 0.150%.



For certain RVST funds, the management fee may be adjusted upward or downward by a performance incentive adjustment (PIA). The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. For RVST funds with PIA, the maximum adjustment is 0.08% or 0.12%.



The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.



                                                    RIVERSOURCE ACCOUNT F    17

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.



RVST funds have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee on a tiered schedule that ranges from 0.080% to 0.030% of each Fund's average daily net assets for administration and accounting services.



For the period from Jan. 1, 2008 to Dec. 12, 2008, the RVST funds paid custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life. Subsequent to Dec. 12, 2008, assets were transferred to an unaffiliated custodian.



In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.



7. INVESTMENT TRANSACTIONS


The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2008 were as follows:



SUBACCOUNT                       FUND                                                 PURCHASES
-------------------------------------------------------------------------------------------------
                                 AllianceBernstein VPS Growth and Income Portfolio
AB VPS Gro & Inc, Cl B           (Class B)                                            $13,276,449
                                 RVST RiverSource Variable Portfolio - Balanced
RVS VP Bal                       Fund                                                  54,299,805
                                 RVST RiverSource Variable Portfolio - Cash
RVS VP Cash Mgmt                 Management Fund                                       25,534,090
                                 RVST RiverSource Variable Portfolio - Diversified
RVS VP Div Bond                  Bond Fund                                              3,211,100
                                 RVST RiverSource Variable Portfolio - Diversified
RVS VP Div Eq Inc                Equity Income Fund                                    26,269,343
                                 RVST RiverSource Variable Portfolio - Global Bond
RVS VP Global Bond               Fund                                                   9,288,231
Sel VP Gro                       RVST Seligman Variable Portfolio - Growth Fund           758,268
                                 RVST RiverSource Variable Portfolio - High Yield
RVS VP Hi Yield Bond             Bond Fund                                                727,023
                                 RVST RiverSource Variable Portfolio - Dynamic
RVS VP Dyn Eq                    Equity Fund                                           96,755,703
                                 RVST RiverSource Variable Portfolio - Mid Cap
RVS VP Mid Cap Gro               Growth Fund                                            1,936,882
                                 RVST Threadneedle Variable
THDL VP Intl Opp                 Portfolio - International Opportunity Fund             8,580,832
WF Adv VT Sm Cap Gro             Wells Fargo Advantage VT Small Cap Growth Fund        14,404,094
-------------------------------------------------------------------------------------------------





 18    RIVERSOURCE ACCOUNT F

8. FINANCIAL HIGHLIGHTS


The table below shows certain financial information regarding the Accounts.



                                           AB VPS
                                         GRO & INC,      RVS VP        RVS VP        RVS VP        RVS VP        RVS VP
                                            CL B           BAL        CASH MGMT     DIV BOND     DIV EQ INC    GLOBAL BOND
                                        ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2004                          $   1.02     $     4.37      $  2.84      $   6.61      $   1.25       $  1.59
At Dec. 31, 2005                          $   1.06     $     4.49      $  2.89      $   6.68      $   1.40       $  1.49
At Dec. 31, 2006                          $   1.23     $     5.09      $  2.99      $   6.90      $   1.66       $  1.58
At Dec. 31, 2007                          $   1.28     $     5.12      $  3.10      $   7.19      $   1.78       $  1.68
At Dec. 31, 2008                          $   0.75     $     3.56      $  3.14      $   6.67      $   1.05       $  1.66
--------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2004                           144,601        372,907       29,769        91,275       227,859        43,302
At Dec. 31, 2005                           134,208        291,684       22,186        72,737       279,324        39,541
At Dec. 31, 2006                            93,557        215,043       26,571        55,305       246,164        27,863
At Dec. 31, 2007                            69,053        171,598       30,042        46,543       189,485        23,737
At Dec. 31, 2008                            53,036        136,181       29,776        39,953       149,534        23,087
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2004                          $149,325     $1,646,150      $85,165      $609,381      $285,566       $69,294
At Dec. 31, 2005                          $143,753     $1,326,639      $64,547      $491,285      $393,575       $59,647
At Dec. 31, 2006                          $116,426     $1,110,184      $79,857      $386,865      $411,836       $44,523
At Dec. 31, 2007                          $ 89,474     $  893,790      $93,562      $339,318      $339,583       $40,439
At Dec. 31, 2008                          $ 40,458     $  493,105      $93,828      $270,221      $158,134       $38,726
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2004              0.73%          2.26%        0.71%         3.81%         1.64%         4.09%
For the year ended Dec. 31, 2005              1.29%          2.56%        2.53%         3.71%         1.59%         4.16%
For the year ended Dec. 31, 2006              1.17%          2.45%        4.41%         4.35%         1.39%         3.26%
For the year ended Dec. 31, 2007              1.21%          2.82%        4.73%         4.75%         1.52%         3.63%
For the year ended Dec. 31, 2008              1.82%          0.25%        2.28%         0.46%         0.09%         6.56%
--------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2004              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2005              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2006              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2007              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2008              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2004             10.11%          8.51%       (0.26%)        3.45%        17.03%         8.93%
For the year ended Dec. 31, 2005              3.56%          2.89%        1.59%         1.11%        12.38%        (5.94%)
For the year ended Dec. 31, 2006             15.82%         13.25%        3.45%         3.38%        18.56%         5.67%
For the year ended Dec. 31, 2007              3.81%          0.72%        3.78%         4.14%         6.94%         6.57%
For the year ended Dec. 31, 2008            (41.29%)       (30.61%)       1.25%        (7.25%)      (41.06%)       (1.43%)
--------------------------------------------------------------------------------------------------------------------------






                                                    RIVERSOURCE ACCOUNT F    19

                                                         RVS VP
                                           SEL VP       HI YIELD       RVS VP        RVS VP        THDL VP      WF ADV VT
                                             GRO          BOND         DYN EQ      MID CAP GRO    INTL OPP     SM CAP GRO
                                        ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2004                           $  0.76      $   1.39     $     8.48     $   1.10      $   1.57      $   0.91
At Dec. 31, 2005                           $  0.81      $   1.43     $     8.91     $   1.20      $   1.77      $   0.96
At Dec. 31, 2006                           $  0.90      $   1.57     $    10.17     $   1.19      $   2.18      $   1.17
At Dec. 31, 2007                           $  0.91      $   1.58     $    10.36     $   1.34      $   2.43      $   1.31
At Dec. 31, 2008                           $  0.50      $   1.17     $     5.93     $   0.73      $   1.44      $   0.76
--------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2004                            33,315       121,607        174,870      121,270       371,979       114,500
At Dec. 31, 2005                            75,562        91,388        133,911      104,033       319,427        96,220
At Dec. 31, 2006                            72,433        61,513        140,874      333,466       250,536        73,232
At Dec. 31, 2007                            58,371        44,452        109,144      251,387       200,695        54,601
At Dec. 31, 2008                            43,385        32,524         86,153      202,409       159,052        43,603
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2004                           $25,467      $170,502     $1,493,401     $134,813      $589,469      $104,646
At Dec. 31, 2005                           $62,170      $132,395     $1,203,142     $126,204      $570,891      $ 92,588
At Dec. 31, 2006                           $65,547      $ 98,301     $1,454,639     $401,699      $551,263      $ 85,742
At Dec. 31, 2007                           $54,115      $ 71,963     $1,150,348     $341,812      $493,076      $ 72,112
At Dec. 31, 2008                           $22,228      $ 39,182     $  520,891     $150,464      $230,664      $ 33,418
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2004              0.32%         7.02%          0.89%          --          1.10%           --
For the year ended Dec. 31, 2005              0.40%         6.47%          1.10%          --          1.39%           --
For the year ended Dec. 31, 2006              0.89%         7.37%          1.18%        0.24%         1.87%           --
For the year ended Dec. 31, 2007              1.02%         7.39%          1.30%        0.06%         0.99%           --
For the year ended Dec. 31, 2008              0.29%         0.31%          0.23%        0.02%         2.35%           --
--------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2004              1.00%         1.00%          1.00%        1.00%         1.00%         1.00%
For the year ended Dec. 31, 2005              1.00%         1.00%          1.00%        1.00%         1.00%         1.00%
For the year ended Dec. 31, 2006              1.00%         1.00%          1.00%        1.00%         1.00%         1.00%
For the year ended Dec. 31, 2007              1.00%         1.00%          1.00%        1.00%         1.00%         1.00%
For the year ended Dec. 31, 2008              1.00%         1.00%          1.00%        1.00%         1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2004              7.35%        10.29%          4.83%        8.02%        16.24%        12.64%
For the year ended Dec. 31, 2005              7.53%         2.99%          5.12%        9.03%        12.73%         5.19%
For the year ended Dec. 31, 2006              9.98%         9.72%         14.14%       (1.06%)       22.94%        21.54%
For the year ended Dec. 31, 2007              2.04%         0.84%          1.90%       12.60%        11.55%        12.67%
For the year ended Dec. 31, 2008            (44.90%)      (25.92%)       (42.74%)     (45.40%)      (41.03%)      (42.01%)
--------------------------------------------------------------------------------------------------------------------------





  (1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest. These ratios are annualized for periods less than one year.


  (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


  (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.



 20    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY
We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2008 and 2007, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2008 the Company adopted Statement of Financial Accounting Standards (FAS) No. 157, Fair Value Measurements. Also discussed in Note 3, in 2007 the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, and American Institute of Certified Public Accountants Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.

                                                  /s/ Ernst & Young LLP

Minneapolis, Minnesota

March 2, 2009


                                                    RIVERSOURCE ACCOUNT F    21

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                                2008        2007
 ASSETS
Investments:
Available-for-Sale:
    Fixed maturities, at fair value (amortized cost: 2008, $19,452;
          2007, $21,020)                                                  $18,070     $20,792
    Common and preferred stocks, at fair value (cost: 2008 and 2007,
          $30)                                                                 16          29
Commercial mortgage loans, at cost (less allowance for loan losses:
  2008, $17; 2007, $16)                                                     2,737       2,892
Policy loans                                                                  722         697
Trading securities and other investments                                      452         155
---------------------------------------------------------------------------------------------
       Total investments                                                   21,997      24,565

Cash and cash equivalents                                                   3,307         980
Reinsurance recoverables                                                    1,592       1,290
Amounts due from brokers                                                        3         123
Deferred income taxes, net                                                    599           9
Other accounts receivable                                                      99         119
Accrued investment income                                                     239         252
Deferred acquisition costs                                                  4,424       4,429
Deferred sales inducement costs                                               518         511
Other assets                                                                2,658         609
Separate account assets                                                    41,787      58,070
---------------------------------------------------------------------------------------------
       Total assets                                                       $77,223     $90,957
---------------------------------------------------------------------------------------------

 LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                    $28,753     $26,977
Policy claims and other policyholders' funds                                  172          91
Amounts due to brokers                                                      1,862         361
Other liabilities                                                             910         392
Separate account liabilities                                               41,787      58,070
---------------------------------------------------------------------------------------------
       Total liabilities                                                   73,484      85,891
---------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
  outstanding                                                                   3           3
Additional paid-in capital                                                  2,116       2,031
Retained earnings                                                           2,336       3,188
Accumulated other comprehensive loss, net of tax:
    Net unrealized securities losses                                         (678)       (116)
    Net unrealized derivative losses                                          (38)        (40)
---------------------------------------------------------------------------------------------
Total accumulated other comprehensive loss                                   (716)       (156)
---------------------------------------------------------------------------------------------
       Total shareholder's equity                                           3,739       5,066
---------------------------------------------------------------------------------------------
       Total liabilities and shareholder's equity                         $77,223     $90,957
---------------------------------------------------------------------------------------------



See Notes to Consolidated Financial Statements.


 22    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                            2008       2007       2006
 REVENUES
Premiums                                                           $  481     $  485     $  533
Net investment income                                               1,252      1,424      1,622
Policy and contract charges                                         1,352      1,217      1,045
Other revenue                                                         255        255        189
Net realized investment gains (losses)                               (442)        61         51
-----------------------------------------------------------------------------------------------
       Total revenues                                               2,898      3,442      3,440
-----------------------------------------------------------------------------------------------

 BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                      673        760        724
Interest credited to fixed accounts                                   790        847        955
Amortization of deferred acquisition costs                            861        470        356
Separation costs                                                       --         97        131
Other insurance and operating expenses                                692        781        637
-----------------------------------------------------------------------------------------------
       Total benefits and expenses                                  3,016      2,955      2,803
-----------------------------------------------------------------------------------------------
Pretax income (loss)                                                 (118)       487        637
Income tax provision (benefit)                                       (189)        53        129
-----------------------------------------------------------------------------------------------
       Net income                                                  $   71     $  434     $  508
-----------------------------------------------------------------------------------------------






See Notes to Consolidated Financial Statements.



                                                    RIVERSOURCE ACCOUNT F    23

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                             2008        2007        2006
 CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                         $    71     $   434     $   508
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Capitalization of deferred acquisition costs and deferred
          sales inducement costs                                      (679)       (828)       (813)
    Amortization of deferred acquisition costs and deferred sales
          inducement costs                                             982         523         404
    Premium and discount amortization on Available-for-Sale             57          70          75
    Deferred income taxes, net                                        (234)         83         121
    Contractholder and policyholder charges, non-cash                 (248)       (206)       (220)
    Net realized investment losses (gains)                             442         (61)        (51)
Change in operating assets and liabilities:
    Trading securities and equity method investments, net             (110)        166         320
    Future policy benefits for traditional life, disability
          income and long term care insurance                          308         275         274
    Policy claims and other policyholders' funds                        81           2           3
    Reinsurance recoverables                                          (302)       (153)       (154)
    Other accounts receivable                                           20         (28)        (27)
    Accrued investment income                                           14          49          21
    Other assets and liabilities, net                                1,623          22         (76)
--------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                            2,025         348         385
--------------------------------------------------------------------------------------------------

 CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
    Proceeds from sales                                                246       3,020       1,895
    Maturities, sinking fund payments and calls                      2,510       1,908       2,014
    Purchases                                                       (1,684)       (677)     (1,416)
Other investments, excluding policy loans:
    Proceeds from sales, maturities, sinking fund payments and
          calls                                                        282         473         513
    Purchases                                                         (250)       (504)       (441)
Change in policy loans, net                                            (25)        (47)        (36)
--------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY INVESTING ACTIVITIES                            1,079       4,173       2,529
--------------------------------------------------------------------------------------------------

 CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal life-type insurance:
    Considerations received                                          2,913       1,093       1,267
    Net transfers from (to) separate accounts                           91         (50)       (307)
    Surrenders and other benefits                                   (2,931)     (3,838)     (3,688)
Other                                                                  (77)         (8)         --
Tax adjustment of share-based incentive compensation plan                2           2           1
Cash dividend to Ameriprise Financial, Inc.                           (775)       (900)       (300)
--------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                                 (777)     (3,701)     (3,027)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                 2,327         820        (113)
Cash and cash equivalents at beginning of year                         980         160         273
--------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                           $ 3,307     $   980     $   160
--------------------------------------------------------------------------------------------------

Supplemental Disclosures:
    Income taxes paid (received), net                              $   168     $    (4)    $    64
    Interest paid on borrowings                                         --          --           1



See Notes to Consolidated Financial Statements.


 24    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2008
(IN MILLIONS)

                                                              ADDITIONAL                    ACCUMULATED OTHER
                                                  COMMON        PAID-IN       RETAINED        COMPREHENSIVE
                                                   STOCK        CAPITAL       EARNINGS        INCOME/(LOSS)         TOTAL
--------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2005                       $ 3         $2,020         $3,580             $(131)           $ 5,472
Comprehensive income:
    Net income                                       --             --            508                --                508
    Other comprehensive income (loss), net
          of tax:
    Change in net unrealized securities
    losses                                           --             --             --               (77)               (77)
    Change in net unrealized derivative
    losses                                           --             --             --                (1)                (1)
                                                                                                                    ------
Total comprehensive income                                                                                             430
Tax adjustment of share-based incentive
  compensation plan                                  --              1             --                --                  1
Cash dividends to Ameriprise Financial,
  Inc.                                               --             --           (300)               --               (300)
--------------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2006                       $ 3         $2,021         $3,788             $(209)           $ 5,603
Change in accounting principles, net of tax          --             --           (134)               --               (134)
Comprehensive income:
    Net income                                       --             --            434                --                434
    Other comprehensive income (loss), net
          of tax:
    Change in net unrealized securities
    losses                                           --             --             --                52                 52
    Change in net unrealized derivative
    losses                                           --             --             --                 1                  1
                                                                                                                    ------
Total comprehensive income                                                                                             487
Tax adjustment of share-based incentive
  compensation plan                                  --              2             --                --                  2
Cash dividends to Ameriprise Financial,
  Inc.                                               --             --           (900)               --               (900)
Non-cash capital contribution from
  Ameriprise Financial, Inc.                         --              8             --                --                  8
--------------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2007                       $ 3         $2,031         $3,188             $(156)           $ 5,066
Change in accounting principles, net of tax          --             --            (30)               --                (30)
Comprehensive income:
    Net income                                       --             --             71                --                 71
    Other comprehensive income (loss), net
          of tax:
    Change in net unrealized securities
    losses                                           --             --             --              (562)              (562)
    Change in net unrealized derivative
    losses                                           --             --             --                 2                  2
                                                                                                                    ------
Total comprehensive loss                                                                                              (489)
Tax adjustment of share-based incentive
  compensation plan                                  --              2             --                --                  2
Cash dividends to Ameriprise Financial,
  Inc.                                               --             --           (775)               --               (775)
Non-cash capital contribution from
  Ameriprise Financial, Inc.                         --             83             --                --                 83
Non-cash dividend to Ameriprise Financial,
  Inc.                                               --             --           (118)               --               (118)
--------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2008                       $ 3         $2,116         $2,336             $(716)           $ 3,739
--------------------------------------------------------------------------------------------------------------------------



See Notes to Consolidated Financial Statements.


                                                    RIVERSOURCE ACCOUNT F    25

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION
Nature of Business
RiverSource Life Insurance Company is a stock life insurance company with one wholly owned operating subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY issues insurance and annuity products.

On December 31, 2008, Ameriprise Financial contributed all of the issued and outstanding shares of RiverSource Tax Advantaged Investments, Inc. ("RiverSource Tax Adv. Inv.") to RiverSource Life Insurance Company. RiverSource Tax Adv. Inv. is domiciled in Delaware and is a limited partner in affordable housing partnership investments.

RiverSource Life Insurance Company and its two subsidiaries are referred to collectively in these notes as "RiverSource Life".

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Through 2007, RiverSource Life was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. The separation from American Express was completed in 2007.

RiverSource Life's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on an increase in a broad-based stock market index. RiverSource Life issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. RiverSource Life issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under RiverSource Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and its wholly owned subsidiaries, RiverSource Life of NY and RiverSource Tax Adv. Inv. All significant intercompany accounts and transactions have been eliminated in consolidation.

RESTATEMENT FOR CONSOLIDATION OF RIVERSOURCE TAX ADV. INV.
The consolidated financial statements give effect to the RiverSource Tax Adv. Inv. transfer as a pooling of interests for entities under common control. Prior periods have been restated to include the accounts of RiverSource Tax Adv. Inv. using the

 26    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

pooling of interests method in order to be comparable to the current year. Following are the amounts related to RiverSource Tax Adv. Inv. which are included in RiverSource Life's consolidated financial statements:

                                                                             DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Total revenues                                                     $(31)         $(33)         $(41)
Net income                                                           11            13            22
Shareholder's equity: Retained earnings                             239           347           334


RECLASSIFICATIONS
The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 13. Certain reclassifications of prior year amounts have been made to conform to the current presentation. In the second quarter of 2008, RiverSource Life reclassified the mark-to-market adjustment on certain derivatives from net investment income to various expense lines where the mark-to-market adjustment on the related embedded derivative resides. The mark-to-market adjustment on derivatives hedging variable annuity living benefits and equity indexed annuities were reclassified to benefits, claims, losses and settlement expenses and interest credited to fixed accounts, respectively.

The following table shows the impact of the reclassification of the mark-to-market adjustment and the effect of the pooling of interests of RiverSource Tax. Adv. Inv. made to RiverSource Life's previously reported Consolidated Statements of Income.

                                                         YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                  2007                        2006
                                                       ------------------------------------------------------
                                                        PREVIOUSLY   RESTATED AND   PREVIOUSLY   RESTATED AND
(IN MILLIONS)                                            REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $  485        $  485        $  533        $  533
Net investment income                                      1,555         1,424         1,657         1,622
Policy and contract charges                                1,217         1,217         1,045         1,045
Other revenue                                                255           255           189           189
Net realized investment gain                                  61            61            51            51
-------------------------------------------------------------------------------------------------------------
    Total revenues                                         3,573         3,442         3,475         3,440
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses             855           760           705           724
Interest credited to fixed accounts                          850           847           968           955
Amortization of deferred acquisition costs                   470           470           356           356
Separation costs                                              97            97           131           131
Other insurance and operating expenses                       781           781           637           637
-------------------------------------------------------------------------------------------------------------
    Total benefits and expenses                            3,053         2,955         2,797         2,803
-------------------------------------------------------------------------------------------------------------

Pretax income                                                520           487           678           637
Income tax provision                                          99            53           192           129
-------------------------------------------------------------------------------------------------------------
NET INCOME                                                $  421        $  434        $  486        $  508
-------------------------------------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
PRINCIPLES OF CONSOLIDATION
RiverSource Life consolidates all entities in which it holds a greater than 50% voting interest or when certain conditions are met for variable interest entities ("VIEs") and limited partnerships, except for immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which RiverSource Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in hedge funds in which RiverSource Life holds an interest that is less than 50% are accounted for under the equity method. All other investments that are not reported at fair value as Available-for-Sale or trading securities are accounted for under the cost method where RiverSource Life owns less than a 20% voting interest and does not exercise significant influence.

RiverSource Life consolidates all VIEs for which it is considered to be the primary beneficiary. The determination as to whether an entity is a VIE is based on the amount and nature of RiverSource Life's equity investment in the entity. RiverSource Life also considers other characteristics such as the ability to influence the decision making about the entity's activities and how the entity is financed. The determination as to whether RiverSource Life is considered to be the primary beneficiary is based on whether RiverSource Life will absorb a majority of the VIE's expected losses, receive a majority of the

                                                    RIVERSOURCE ACCOUNT F    27

RiverSource Life Insurance Company

--------------------------------------------------------------------------------


VIE's expected residual return, or both. There were no consolidated VIEs as of December 31, 2008, 2007 and 2006. See Note 5 for additional information about RiverSource Life's VIEs.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS
Investments consist of the following:

AVAILABLE-FOR-SALE SECURITIES
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in consolidated results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. RiverSource Life regularly reviews Available-for-Sale securities for impairments in value considered to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the principal is returned.

Factors RiverSource Life considers in determining whether declines in the fair value of fixed-maturity securities are other-than-temporary include: 1) the extent to which the market value is below amortized cost; 2) RiverSource Life's ability and intent to hold the investment for a sufficient period of time for it to recover to an amount at least equal to its carrying value; 3) the duration of time in which there has been a significant decline in value; 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and 5) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. For structured investments (e.g., mortgage backed securities), RiverSource Life also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments, cumulative loss projections and discounted cash flows in assessing potential other-than-temporary impairment of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management. Other-than-temporary impairment charges are recorded in net realized investment gains (losses) within the Consolidated Statements of Income.

See Note 11 for information regarding the fair values of assets and liabilities.

COMMERCIAL MORTGAGE LOANS, NET
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over (i) present value of its expected principal and interest payments discounted at the loan's effective interest rate, or (ii) the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

POLICY LOANS
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.


 28    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

TRADING SECURITIES AND OTHER INVESTMENTS
Included in trading securities and other investments are separate account and mutual fund seed money, equity method investments in hedge funds, trading bonds, interests in affordable housing partnerships and below investment grade syndicated bank loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. Affordable housing partnerships and investments in hedge funds are accounted for under the equity method. Below investment grade syndicated bank loans reflect amortized cost less allowance for losses.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premium paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life, long term care ("LTC") and DI reinsurance premium, net of change in any prepaid reinsurance asset, is reported as a reduction of premiums. Fixed and variable universal life reinsurance premium is reported as a reduction of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

RiverSource Life also assumes life insurance and fixed annuity business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. See Note 11 for information regarding RiverSource Life's fair value measurement of derivative instruments. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. RiverSource Life occasionally designates derivatives as (1) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (2) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives hedging variable annuity living benefits and equity indexed annuities are included within benefits, claims, losses and settlement expenses and interest credited to fixed accounts, respectively. Changes in fair value of all other derivatives is a component of net investment income.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as of the corresponding hedged assets, liabilities or firm commitments, are recognized in current earnings. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) may be recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

Derivative instruments that are entered into for hedging purposes are designated as such at the time RiverSource Life enters into the contract. For all derivative instruments that are designated for hedging activities, RiverSource Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships.

                                                    RIVERSOURCE ACCOUNT F    29

RiverSource Life Insurance Company

--------------------------------------------------------------------------------


Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. RiverSource Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, RiverSource Life will discontinue the application of hedge accounting.

The equity component of the equity indexed annuity obligations are considered embedded derivatives. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The change in fair value of the equity indexed annuity embedded derivatives is reflected in the interest credited to fixed accounts. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC are amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life's consolidated results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life typically uses a mean reversion process as a guideline in setting near-term equity asset growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. In the fourth quarter of 2008, RiverSource Life decided to constrain near-term equity growth rates below the level suggested by mean reversion. This constraint is based on RiverSource Life's analysis of historical equity returns

 30    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------


following downturns in the market. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimates will typically be less than in a period when growth rates fall short of near-term estimate.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholder and variable life insurance policyholders. RiverSource Life receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, equity indexed annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life offers contracts containing GMWB and GMAB provisions and, until May 2007, RiverSource Life offered contracts containing guaranteed minimum income benefit ("GMIB") provisions. As a result of the recent market decline, the amount by which guarantees exceed the accumulation value has increased significantly.

In determining the liabilities for variable annuity death benefits, GMIB and the life contingent benefits associated with GMWB, RiverSource Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions are determined in the same way as the liability for variable annuity death benefits. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.


                                                    RIVERSOURCE ACCOUNT F    31

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2008, depending on year of issue, with an average rate of approximately 5.8%.

Liabilities for equity indexed annuities are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

LIFE, DISABILITY INCOME AND LONG TERM CARE INSURANCE
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2008, with an average rate of 4.8%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2008, with an average rate of 4.1%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2008, depending on policy form, issue year and policy duration. Anticipated interest rates for DI vary by plan and were 7.5% and 6.0% at policy issue grading to 5.0% over five years and 4.5% over 20 years, respectively. Anticipated discount rates for LTC vary by plan and were 5.8% at December 31, 2008 and range from 5.9% to 6.3% over 40 years.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverable.

SOURCES OF REVENUE
RiverSource Life's principal sources of revenue include premium revenues, net investment income and policy and contract charges.

PREMIUM REVENUES
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

NET INVESTMENT INCOME
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans and policy loans, mark-to-market adjustment on trading securities and certain derivatives and pro-rata share of net income or loss of equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.


 32    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

POLICY AND CONTRACT CHARGES
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED INVESTMENT GAINS (LOSSES)
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses primarily include expenses allocated to RiverSource Life from its parent, Ameriprise Financial, for RiverSource Life's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory.

INCOME TAXES
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the consolidated financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

RiverSource Life is required to establish a valuation allowance for any portion of deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, a) future taxable income exclusive of reversing temporary differences and carryforwards, b) future reversals of existing taxable temporary differences, c) taxable income in prior carryback years, and d) tax planning strategies.

3. RECENT ACCOUNTING PRONOUNCEMENTS
In January 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") Emerging Issues Task Force ("EITF") No. 99-20-1 "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the impairment guidance in EITF 99-20 to be more consistent with other impairment models used for debt securities. FSP EITF 99-20-1 is effective prospectively for reporting periods ending after December 15, 2008. The adoption of FSP EITF 99-20-1 did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FASB Interpretation No. ("FIN") 46(R)-8 "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"), which is effective for the first reporting period ending after December 15, 2008. This FSP requires additional disclosure related to transfers of financial assets and variable interest entities. RiverSource Life applied the disclosure requirements of this FSP as of December 31, 2008.

In November 2008, the FASB issued EITF No. 08-6 "Equity Method Investments Accounting Considerations" ("EITF 08-6"), which is effective for the first annual reporting period beginning on or after December 15, 2008. EITF 08-6 clarifies the effects of the issuance of Statement of Financial Accounting Standards ("SFAS") No. 141 (revised 2007) "Business Combinations" ("SFAS 141(R)") and SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB

                                                    RIVERSOURCE ACCOUNT F    33

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RiverSource Life Insurance Company

--------------------------------------------------------------------------------


No. 51" ("SFAS 160"). See further information on the issuance of SFAS 141(R) and SFAS 160 below. RiverSource Life will apply EITF 08-6 to any transactions within scope occurring after December 31, 2008.

In November 2008, the FASB issued EITF No. 08-7 "Accounting for Defensive Intangible Assets" ("EITF 08-7"), which is effective for the first annual reporting period beginning on or after December 15, 2008. EITF 08-7 provides guidance on intangible assets acquired after the effective date of SFAS 141(R) that an entity does not intend to actively use but intends to hold to prevent others from using. RiverSource Life will apply EITF 08-7 to any transactions within scope occurring after December 31, 2008.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP 157-3"), which was effective upon issuance, including prior periods for which financial statements have not been issued. FSP 157-3 clarifies the application of SFAS No. 157 "Fair Value Measurements" ("SFAS 157") in a market that is not active and provides an example of key considerations to determine the fair value of financial assets when the market for those assets is not active. The adoption of FSP 157-3 did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

In March 2008, the FASB issued SFAS No. 161 "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 intends to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures about their impact on an entity's financial position, financial performance and cash flows. SFAS 161 requires disclosures regarding the objectives for using derivative instruments, the fair value of derivative instruments and their related gains and losses, and the accounting for derivatives and related hedged items. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008, with early adoption permitted. RiverSource Life is currently evaluating the impact of SFAS 161 on its disclosures. RiverSource Life's adoption of SFAS 161 will not impact its consolidated financial condition and results of operations.

In December 2007, the FASB issued SFAS 141(R), which establishes principles and requirements for how an acquirer recognizes and measures the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in an acquiree, and goodwill acquired. SFAS 141(R) also requires an acquirer to disclose information about the financial effects of a business combination. SFAS 141(R) is effective prospectively for business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. RiverSource Life will apply the standard to any business combinations within the scope of SFAS 141(R) occurring after December 31, 2008.

In December 2007, the FASB issued SFAS No. 160, which establishes the accounting and reporting for ownership interest in subsidiaries not attributable, directly or indirectly, to a parent. SFAS 160 requires that noncontrolling (minority) interests be classified as equity (instead of as a liability) within the consolidated balance sheets, and net income attributable to both the parent and the noncontrolling interest be disclosed on the face of the consolidated statements of income. SFAS 160 is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early adoption prohibited. The provisions of SFAS 160 are to be applied prospectively, except for the presentation and disclosure requirements which are to be applied retrospectively to all periods presented. RiverSource Life is currently evaluating the impact of SFAS 160 on its consolidated financial condition and results of operations.

In September 2006, the FASB issued SFAS 157 which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in SFAS 157 that require retrospective application. Any retrospective application will be recognized as a cumulative effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life adopted SFAS 157 effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $30 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives RiverSource Life uses to hedge its exposure to market risk related to certain variable annuity riders. RiverSource Life initially recorded these derivatives in accordance with EITF Issue No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" ("EITF 02-3"). SFAS 157 nullifies the guidance in EITF 02-3 and requires these derivatives to be marked to the price RiverSource Life would receive to sell the derivatives to a market participant (an exit price). The adoption of SFAS 157 also resulted in adjustments to the fair value of RiverSource Life's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, RiverSource Life considered the assumptions participants in a hypothetical market would make to determine an exit

 34    RIVERSOURCE ACCOUNT F

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RiverSource Life Insurance Company

--------------------------------------------------------------------------------


price. As a result, RiverSource Life adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk and expenses and adjusting the rate used to discount expected cash flows to reflect a current market estimate of RiverSource Life's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $4 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of RiverSource Life not fulfilling these liabilities. As RiverSource Life's estimate of this credit spread widens or tightens, the liability will decrease or increase.

In accordance with FSP FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"), RiverSource Life deferred the adoption of SFAS 157 until January 1, 2009 for all nonfinancial assets and nonfinancial liabilities, except for those that are recognized or disclosed at fair value in the financial statements on a recurring basis. See Note 11 for additional information regarding the fair values of RiverSource Life's assets and liabilities.

In June 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life's consolidated financial condition and results of operations was not material.

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that is significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted SOP 05-1 resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting SOP 05-1, RiverSource Life recorded as a cumulative change in accounting principle $206 million, reducing DAC by $204 million, DSIC by $11 million and liabilities for future policy benefits by $9 million. The after-tax decrease to retained earnings for these changes was $134 million.

4. INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DESCRIPTION OF SECURITIES (IN MILLIONS)                    COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $12,030        $ 86         $(1,123)      $10,993
Mortgage and other asset backed securities                  6,961          98            (454)        6,605
U.S. government and agencies obligations                      200          11              --           211
State and municipal obligations                               164           1             (20)          145
Foreign government bonds and obligations                       95          16              (4)          107
Structured investments(a)                                       2           7              --             9
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     19,452         219          (1,601)       18,070
Common and preferred stocks                                    30          --             (14)           16
-------------------------------------------------------------------------------------------------------------
    Total                                                 $19,482        $219         $(1,615)      $18,086
-------------------------------------------------------------------------------------------------------------



(a) Includes unconsolidated collateralized debt obligations.



                                                    RIVERSOURCE ACCOUNT F    35

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2007
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DESCRIPTION OF SECURITIES (IN MILLIONS)                    COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $12,870        $112          $(307)       $12,675
Mortgage and other asset backed securities                  7,637          33            (84)         7,586
U.S. government and agencies obligations                      249           7             (1)           255
State and municipal obligations                               165           3             (6)           162
Foreign government bonds and obligations                       97          15             --            112
Structured investments(a)                                       2          --             --              2
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     21,020         170           (398)        20,792
Common and preferred stocks                                    30          --             (1)            29
-------------------------------------------------------------------------------------------------------------
    Total                                                 $21,050        $170          $(399)       $20,821
-------------------------------------------------------------------------------------------------------------


(a) Includes unconsolidated collateralized debt obligations.

At December 31, 2008 and 2007, fixed maturity securities comprised approximately 82% and 85%, respectively, of RiverSource Life's total investments. These securities were rated by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), except for approximately $1.1 billion and $1.3 billion of securities at December 31, 2008 and 2007, respectively, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating was used. A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2008                         DECEMBER 31, 2007
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN MILLIONS, EXCEPT              AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 7,038       $ 6,779          38%        $ 7,854       $ 7,815          38%
AA                                           1,071         1,017           6           2,046         2,029          10
A                                            4,132         3,883          21           3,973         3,938          19
BBB                                          5,901         5,388          30           5,586         5,514          26
Below investment grade                       1,310         1,003           5           1,561         1,496           7
--------------------------------------------------------------------------------------------------------------------------
    Total fixed maturities                 $19,452       $18,070         100%        $21,020       $20,792         100%
--------------------------------------------------------------------------------------------------------------------------


At December 31, 2008 and 2007, approximately 44% and 45%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

                                                                         DECEMBER 31, 2008
                                        ----------------------------------------------------------------------------------
(IN MILLIONS)                               LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                  $5,086         $(372)       $3,309        $  (751)      $ 8,395       $(1,123)
Mortgage and other asset backed
securities                                    879          (139)        1,457           (315)        2,336          (454)
U.S. government and agencies
obligations                                    --            --            11             --            11            --
State and municipal obligations                17            (1)           78            (19)           95           (20)
Foreign government bonds and
obligations                                    20            (4)           --             --            20            (4)
Common and preferred stock                     --            --            16            (14)           16           (14)
--------------------------------------------------------------------------------------------------------------------------
    Total                                  $6,002         $(516)       $4,871        $(1,099)      $10,873       $(1,615)
--------------------------------------------------------------------------------------------------------------------------




 36    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

                                                                         DECEMBER 31, 2007
                                        ----------------------------------------------------------------------------------
(IN MILLIONS)                               LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                  $1,477         $(45)        $ 7,083        $(262)       $ 8,560        $(307)
Mortgage and other asset backed
securities                                    888          (15)          4,219          (69)         5,107          (84)
U.S. government and agencies
obligations                                    --           --             154           (1)           154           (1)
State and municipal obligations                47           (4)             63           (2)           110           (6)
Foreign government bonds and
obligations                                    --           --               2           --              2           --
Common and preferred stock                     29           (1)             --           --             29           (1)
--------------------------------------------------------------------------------------------------------------------------
    Total                                  $2,441         $(65)        $11,521        $(334)       $13,962        $(399)
--------------------------------------------------------------------------------------------------------------------------


In evaluating potential other-than-temporary impairments, RiverSource Life considers the extent to which amortized costs exceeds fair value and the duration of that difference. The following table summarizes the unrealized losses by ratio of fair value to amortized cost:

                                                                DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
                                                        GROSS                                     GROSS
RATIO OF FAIR VALUE       NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
TO AMORTIZED COST        SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
95% -- 100%                  191         $3,181         $ (75)          69         $1,068        $   (23)        260
90% -- 95%                    98          1,667          (129)          48          1,001            (86)        146
80% -- 90%                    62            747          (119)          82          1,465           (271)        144
Less than 80%                 47            407          (193)         150          1,337           (719)        197
------------------------------------------------------------------------------------------------------------------------
    Total                    398         $6,002         $(516)         349         $4,871        $(1,099)        747
------------------------------------------------------------------------------------------------------------------------
                             DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
                                          GROSS
RATIO OF FAIR VALUE         FAIR       UNREALIZED
TO AMORTIZED COST           VALUE        LOSSES
--------------------------------------------------
95% -- 100%                $ 4,249       $   (98)
90% -- 95%                   2,668          (215)
80% -- 90%                   2,212          (390)
Less than 80%                1,744          (912)
--------------------------------------------------
    Total                  $10,873       $(1,615)
--------------------------------------------------



                                                                DECEMBER 31, 2007
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
                                                        GROSS                                     GROSS
RATIO OF FAIR VALUE       NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
TO AMORTIZED COST        SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
95% -- 100%                  164         $2,015         $(25)          486         $10,169        $(180)         650
90% -- 95%                    31            305          (22)           48             811          (57)          79
80% -- 90%                     4            121          (18)           32             461          (66)          36
Less than 80%                  1             --           --            10              80          (31)          11
------------------------------------------------------------------------------------------------------------------------
    Total                    200         $2,441         $(65)          576         $11,521        $(334)         776
------------------------------------------------------------------------------------------------------------------------
                             DECEMBER 31, 2007
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
                                          GROSS
RATIO OF FAIR VALUE         FAIR       UNREALIZED
TO AMORTIZED COST           VALUE        LOSSES
--------------------------------------------------
95% -- 100%                $12,184        $(205)
90% -- 95%                   1,116          (79)
80% -- 90%                     582          (84)
Less than 80%                   80          (31)
--------------------------------------------------
    Total                  $13,962        $(399)
--------------------------------------------------


As part of RiverSource Life's ongoing monitoring process, management determined that a majority of the increase in gross unrealized losses on its Available-for-Sale securities in 2008 was attributable primarily to widening of credit spreads across sectors. A majority of the unrealized losses for the year ended December 31, 2008 related to corporate debt securities and mortgage backed and asset backed securities. From an overall perspective, the gross unrealized losses were not concentrated in any individual industries or with any individual securities. The securities with a fair value to amortized cost ratio of 80%-90% primarily related to the banking, communications, energy, and utility industries. The total gross unrealized loss related to the banking industry was $91 million. The securities with a fair value to amortized cost ratio of less than 80% primarily relate to the consumer cyclical, communications, real estate investment trusts, and consumer non-cyclical industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage backed securities, was $34 million. The securities related to this issuer have a fair value to amortized cost ratio of 65% and have been in an unrealized loss position for more than 12 months. RiverSource Life believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value. In addition, RiverSource Life has the ability and intent to hold these securities until anticipated recovery which may not be until maturity.

RiverSource Life regularly reviews Available-for-Sale securities for impairments in value considered to be other-than-temporary. See Note 2 for additional information regarding RiverSource Life's evaluation of potential other-than-temporary impairments.

RiverSource Life's total mortgage and asset backed exposure at December 31, 2008 was $6.6 billion which included $3.5 billion of residential mortgage backed securities and $2.4 billion of commercial mortgage backed securities. At December 31, 2008, residential mortgage backed securities included $3.0 billion of agency-backed securities, $0.3 billion of Alt-A securities, and $0.2 billion of prime, non-agency securities. With respect to the Alt-A securities, the vast majority are

                                                    RIVERSOURCE ACCOUNT F    37

RiverSource Life Insurance Company

--------------------------------------------------------------------------------


rated AAA. None of the structures are levered, and the majority of the AAA-rated holdings are "super senior" bonds, meaning they have more collateral support or credit enhancement than required to receive a AAA rating. The prime, non-agency securities are a seasoned portfolio, almost entirely 2005 and earlier production, with the vast majority AAA-rated. With regard to asset backed securities, RiverSource Life's exposure at December 31, 2008 was $0.7 billion, which included $0.1 billion of securities backed by subprime collateral. These securities are predominantly AAA-rated bonds backed by seasoned, traditional, first lien collateral. Holdings include both floating rate and short-duration, fixed securities. RiverSource Life has no other structured or hedge fund investments with exposure to subprime residential mortgages.

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the net unrealized securities gains (losses), net of tax, included in accumulated other comprehensive loss:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Net unrealized securities losses at January 1                      $(116)        $(168)        $ (91)
Holding (losses) gains, net of tax of $405, $38 and $63,
respectively                                                        (754)           70          (116)
Reclassification of realized gains, net of tax of $3, $16 and
$17, respectively                                                     (5)          (28)          (33)
DAC, net of tax of $80, $5 and $15, respectively                     148            (7)           29
DSIC, net of tax of $11, nil and $2, respectively                     21            (1)            3
Fixed annuity liabilities, net of tax of $15, $11 and $22,
respectively                                                          28            18            40
-------------------------------------------------------------------------------------------------------
    Net unrealized securities losses at December 31                $(678)        $(116)        $(168)
-------------------------------------------------------------------------------------------------------


Available-for-Sale securities by maturity at December 31, 2008 were as follows:

                                                                         AMORTIZED       FAIR
(IN MILLIONS)                                                              COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $   830       $   824
Due after one year through five years                                       7,229         6,718
Due after five years through 10 years                                       3,112         2,707
Due after 10 years                                                          1,318         1,207
-------------------------------------------------------------------------------------------------
                                                                           12,489        11,456
Mortgage and other asset backed securities                                  6,961         6,605
Structured investments                                                          2             9
Common and preferred stocks                                                    30            16
-------------------------------------------------------------------------------------------------
    Total                                                                 $19,482       $18,086
-------------------------------------------------------------------------------------------------


The expected payments on mortgage and other asset backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Sales                                                             $   246       $3,020        $ 1,895
Maturities, sinking fund payments and calls                         2,510        1,908          2,014
Purchases                                                          (1,684)        (677)        (1,416)


Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Gross realized investment gains                                    $  13         $ 64          $ 61
Gross realized investment losses                                      (6)         (20)          (10)
Other-than-temporary impairments                                    (440)          (4)           --




 38    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The $440 million of other-than-temporary impairments in 2008 primarily related to credit-related losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities. The $4 million of other-than-temporary impairments in 2007 related to corporate debt securities in the publishing and home building industries which were downgraded in 2007.

At December 31, 2008 and 2007, bonds carried at $6 million and $7 million, respectively, were on deposit with various states as required by law.

COMMERCIAL MORTGAGE LOANS, NET

The following is a summary of commercial mortgage loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                 $2,754        $2,908
Less: allowance for loan losses                                              (17)          (16)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                            $2,737        $2,892
-------------------------------------------------------------------------------------------------


Commercial mortgage loans are first mortgages on real estate. RiverSource Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

The balances of and changes in the allowance for loan losses were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Balance at January 1                                                $16          $ 37           $41
Provision for loan losses                                             1           (21)           --
Foreclosures, write-offs and loan sales                              --            --            (4)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                              $17          $ 16           $37
-------------------------------------------------------------------------------------------------------


Concentrations of credit risk of commercial mortgage loans by region were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2008                        2007
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. region
Atlantic                                                  $  880          $ 3         $  922         $ 22
North Central                                                629           10            687           33
Pacific                                                      463           20            461           21
Mountain                                                     319           10            343            9
South Central                                                287           --            298            8
New England                                                  176           --            197            8
-------------------------------------------------------------------------------------------------------------
                                                           2,754           43          2,908          101
Less: allowance for loan losses                              (17)          --            (16)          --
-------------------------------------------------------------------------------------------------------------
    Total                                                 $2,737          $43         $2,892         $101
-------------------------------------------------------------------------------------------------------------




                                                    RIVERSOURCE ACCOUNT F    39

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2008                        2007
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by property type
Office buildings                                          $  777          $18         $  874         $ 12
Shopping centers and retail                                  869           23            860           66
Apartments                                                   383           --            419            8
Industrial buildings                                         485            2            510            9
Hotels and motels                                             76           --             78           --
Medical buildings                                             32           --             42           --
Mixed use                                                     50           --             52            1
Other                                                         82           --             73            5
-------------------------------------------------------------------------------------------------------------
                                                           2,754           43          2,908          101
Less: allowance for loan losses                              (17)          --            (16)          --
-------------------------------------------------------------------------------------------------------------
    Total                                                 $2,737          $43         $2,892         $101
-------------------------------------------------------------------------------------------------------------


Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2008 and 2007 approximate fair value.

BELOW INVESTMENT GRADE SYNDICATED BANK LOANS, NET
The following is a summary of below investment grade syndicated bank loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Below investment grade syndicated bank loans                               $260           $62
Less: allowance for loan losses                                             (12)           (4)
-------------------------------------------------------------------------------------------------
Net below investment grade syndicated bank loans                           $248           $58
-------------------------------------------------------------------------------------------------


Below investment grade syndicated bank loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

TRADING SECURITIES
Net recognized gains related to trading securities were $10 million at December 31, 2008 and net recognized losses were $24 million and $36 million for the years ended December 31, 2007 and 2006, respectively.

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,043        $1,187        $1,409
Income on commercial mortgage loans                                  173           173           181
Trading securities and other investments                              55            82            51
-------------------------------------------------------------------------------------------------------
                                                                   1,271         1,442         1,641
Less: Investment expenses                                             19            18            19
-------------------------------------------------------------------------------------------------------
    Total                                                         $1,252        $1,424        $1,622
-------------------------------------------------------------------------------------------------------


Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                   $(433)         $40           $50
Commercial mortgage loans                                             (1)          --             1
Trading securities and other investments                              (8)          --            --
Reduction in the allowance for loan losses                            --           21            --
-------------------------------------------------------------------------------------------------------
    Total                                                          $(442)         $61           $51
-------------------------------------------------------------------------------------------------------




 40    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

5. VARIABLE INTEREST ENTITIES
RiverSource Tax Adv. Inv., a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RiverSource Tax Adv. Inv.'s maximum exposure to loss as a result of its investment in the affordable housing partnerships is limited to the carrying values. RiverSource Tax Adv. Inv. has no obligation to provide further financial or other support to the affordable housing partnerships nor has RiverSource Tax Adv. Inv. provided any additional support to the affordable housing partnerships. RiverSource Life had no liabilities recorded as of December 31, 2008 and 2007 related to the affordable housing partnerships.

RiverSource Tax Adv. Inv. is a limited partner in affordable housing partnerships which qualify for government sponsored low income housing tax credit programs. In most cases, RiverSource Tax Adv. Inv. has less than 50% interest in the partnerships sharing in benefits and risks with other limited partners in proportion to RiverSource Tax Adv. Inv.'s ownership interest. In the limited cases in which RiverSource Tax Adv. Inv. has a greater than 50% interest in affordable housing partnerships, it was determined that the relationship with the general partner is an agent relationship and the general partner was most closely related to the partnership as it is the key decision maker and controls the operations. The carrying values are reflected in trading securities and other investments and were $54 million and $88 million as of December 31, 2008 and 2007, respectively.

6. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS
During the third quarter of 2008, RiverSource Life completed the annual detailed review of valuation assumptions. In addition, during the third quarter of 2008, RiverSource Life converted to a new industry standard valuation system that provides enhanced modeling capabilities.

The total pretax impacts on RiverSource Life's assets and liabilities attributable to the review of valuation assumptions and the valuation system conversion during the third quarter of 2008 and the review of the valuation assumptions during the third quarter of 2007 and 2006 were as follows:

                                                                                                 FUTURE
BALANCE SHEET IMPACT                   REINSURANCE                                  OTHER        POLICY         OTHER
DEBIT (CREDIT) (IN MILLIONS)          RECOVERABLES       DAC          DSIC         ASSETS       BENEFITS     LIABILITIES
------------------------------------------------------------------------------------------------------------------------
2008 period                                $92          $(82)          $(6)          $ 1          $ 96           $ 5
2007 period                                 (2)          (16)            3            --           (15)           --
2006 period                                 (1)           38            --            --           (12)           --
BALANCE SHEET IMPACT
DEBIT (CREDIT) (IN MILLIONS)              TOTAL
--------------------------------------------------
2008 period                               $106
2007 period                                (30)
2006 period                                 25


The total pretax impacts on RiverSource Life's revenues and expenses attributable to the review of the valuation assumptions and the valuation system conversion for the year ended December 31, 2008 and the review of the valuation assumptions for the years ended December 31, 2007 and 2006 were as follows:

                                                                           BENEFITS,                     OTHER
                                                                            CLAIMS,                    INSURANCE
                                                            POLICY AND    LOSSES AND                      AND
PRETAX                                                       CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
BENEFIT (CHARGE) (IN MILLIONS)                 PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
-------------------------------------------------------------------------------------------------------------------------------
2008 period                                       $ 2           $95          $ 90          $(82)          $ 1          $106
2007 period                                        --            (2)          (12)          (16)           --           (30)
2006 period                                        --            (1)          (12)           38            --            25


The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,429        $4,411        $4,036
Cumulative effect of accounting change                                36          (204)           --
Capitalization of acquisition costs                                  592           704           687
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (779)         (454)         (394)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          (82)          (16)           38
Impact of change in net unrealized securities losses (gains)         228           (12)           44
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,424        $4,429        $4,411
-------------------------------------------------------------------------------------------------------




                                                    RIVERSOURCE ACCOUNT F    41

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $ 511         $452          $370
Cumulative effect of accounting change                                 9          (11)           --
Capitalization of sales inducements                                   87          124           126
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (115)         (56)          (48)
Amortization, impact of valuation assumptions review and
valuation system conversion                                           (6)           3            --
Impact of change in net unrealized securities losses (gains)          32           (1)            4
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $ 518         $511          $452
-------------------------------------------------------------------------------------------------------


Effective January 1, 2008, RiverSource Life adopted SFAS 157 and recorded as a cumulative change in accounting principle a pretax increase of $36 million and $9 million to DAC and DSIC, respectively. See Note 3 and Note 11 for additional information regarding SFAS 157.

Effective January 1, 2007, RiverSource Life adopted SOP 05-1 and recorded as a cumulative change in accounting principle a pretax reduction of $204 million and $11 million to DAC and DSIC, respectively.

7. REINSURANCE
Generally, RiverSource Life reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. As a result, RiverSource Life typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. RiverSource Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life is $1.5 million (increased from $750,000 during 2008) on any policy insuring a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, RiverSource Life (and RiverSource Life of NY for 1996 and later issues) retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to a subsidiary of Genworth Financial, Inc. ("Genworth").

Generally, RiverSource Life retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in October 2007 in most states and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. RiverSource Life retains all risk for new claims on DI contracts sold on other policy forms. RiverSource Life also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

In addition, RiverSource Life assumes life insurance and fixed annuity risk under reinsurance arrangements with unaffiliated insurance companies.

At December 31, 2008, 2007 and 2006, traditional life and universal life insurance in force aggregated $192.3 billion, $187.3 billion and $174.1 billion, respectively, of which $127.6 billion, $117.4 billion and $102.4 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life also reinsures a portion of the risks assumed under its DI and LTC policies.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 631         $ 621         $ 645
Reinsurance assumed                                                    2             2             3
Reinsurance ceded                                                   (152)         (138)         (115)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 481         $ 485         $ 533
-------------------------------------------------------------------------------------------------------


Policy and contract charges are presented on the Consolidated Statements of Income net of $61 million, $57 million and $55 million of reinsurance ceded for the years ended December 31, 2008, 2007 and 2006, respectively.

Reinsurance recovered from reinsurers was $142 million, $126 million and $115 million for the years ended December 31, 2008, 2007 and 2006, respectively. Reinsurance contracts do not relieve RiverSource Life from its primary obligation to policyholders.


 42    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Included in reinsurance recoverables is approximately $1.2 billion and $1.0 billion related to LTC risk ceded to Genworth as of December 31, 2008 and 2007, respectively. Included in future policy benefits is $689 million and $730 million related to assumed reinsurance arrangements as of December 31, 2008 and 2007, respectively.

8. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES
Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $14,058       $14,382
Equity indexed annuities accumulated host values                              228           253
Equity indexed annuities embedded derivatives                                  16            53
Variable annuities fixed sub-accounts                                       5,623         5,419
Variable annuity GMWB                                                       1,471           136
Variable annuity GMAB                                                         367            33
Other variable annuity guarantees                                              67            27
-------------------------------------------------------------------------------------------------
    Total annuities                                                        21,830        20,303
Variable universal life ("VUL")/universal life ("UL") insurance             2,526         2,568
Other life, DI and LTC insurance                                            4,397         4,106
-------------------------------------------------------------------------------------------------
    Total future policy benefits                                           28,753        26,977
Policy claims and other policyholders' funds                                  172            91
-------------------------------------------------------------------------------------------------
    Total future policy benefits and policy claims and other
          policyholders' funds                                            $28,925       $27,068
-------------------------------------------------------------------------------------------------


Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $37,657       $51,764
VUL insurance variable sub-accounts                                         4,091         6,244
Other insurance variable sub-accounts                                          39            62
-------------------------------------------------------------------------------------------------
    Total separate account liabilities                                    $41,787       $58,070
-------------------------------------------------------------------------------------------------


Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life generally invests the proceeds from the annuity payments in fixed rate securities. The interest rate risks under these obligations were partially hedged with derivative instruments designated as a cash flow hedge of the interest credited on forecasted sales. As of January 1, 2007 the hedge designation was removed. See Note 15 for additional information regarding RiverSource Life's derivative instruments.

Equity Indexed Annuities
The Index 500 Annuity, RiverSource Life's equity indexed annuity product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. RiverSource Life generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 15 for additional information regarding RiverSource Life's derivative instruments.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. RiverSource Life previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding RiverSource Life's variable annuity guarantees. RiverSource Life does not currently hedge its risk under the GMDB, GGU and GMIB provisions. The total value of variable annuity contracts with GMWB riders decreased from $13.1 billion at December 31, 2007 to $12.7 billion at December 31, 2008. The total value of variable annuity contracts with GMAB riders decreased from $2.3 billion at December 31, 2007 to $2.0 billion at December 31, 2008. See Note 15 for additional information regarding derivative instruments used to hedge GMWB and GMAB risk.


                                                    RIVERSOURCE ACCOUNT F    43

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. RiverSource Life also offers term and whole life insurance as well as disability products. RiverSource Life no longer offers LTC products but has in-force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

9. VARIABLE ANNUITY AND INSURANCE GUARANTEES
The majority of the variable annuity contracts offered by RiverSource Life contain GMDB provisions. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions. RiverSource Life previously offered contracts containing GMIB provisions. See
Note 2 and Note 8 for additional information regarding the liabilities related to variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. RiverSource Life has three primary GMDB provisions:

- RETURN OF PREMIUM -- provides purchase payments minus adjusted partial surrenders.

- RESET -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- RATCHET -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance. The GMWB offered initially guarantees that the contractholder can withdraw 7% per year until the amount withdrawn is equal to the guaranteed amount, regardless of the performance of the underlying funds. In 2006, RiverSource Life began offering an enhanced withdrawal benefit that gives contractholders a choice to withdraw 6% per year for the life of the contractholder ("GMWB for life") or 7% per year until the amount withdrawn is equal to the guaranteed amount. In 2007, RiverSource Life added a new GMWB benefit design that is available in a joint version that promises 6% withdrawals while either contractholder remains alive. In addition, once withdrawals begin, the contractholder's funds are moved to one of the three less aggressive asset allocation models (of the five that are available prior to withdrawal).

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain universal life contracts offered by RiverSource Life provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.


 44    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life has established additional liabilities:

                                                        DECEMBER 31, 2008                            DECEMBER 31, 2007
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                                                    CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN                      WEIGHTED         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE      NET AMOUNT       AVERAGE       CONTRACT       SEPARATE
(IN MILLIONS, EXCEPT AGE)               VALUE        ACCOUNTS      AT RISK(2)    ATTAINED AGE       VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of Premium                    $22,249        $20,153        $ 4,873          61           $25,804        $23,892
  Six-Year Reset                        12,719         10,063          2,802          61            20,231         17,617
  One-Year Ratchet                       5,770          5,061          2,163          62             7,908          7,143
  Five-Year Ratchet                        951            888            199          59             1,211          1,163
  Other                                    471            429            192          66               693            639
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                      $42,160        $36,594        $10,229          61           $55,847        $50,454
---------------------------------------------------------------------------------------------------------------------------
GGU DEATH BENEFIT                      $   699        $   619        $    65          63           $   950        $   873
---------------------------------------------------------------------------------------------------------------------------
GMIB                                   $   567        $   511        $   245          63           $   927        $   859
---------------------------------------------------------------------------------------------------------------------------
GMWB:
  GMWB                                 $ 3,513        $ 3,409        $ 1,312          63           $ 5,104        $ 4,980
  GMWB for life                          9,194          8,764          2,704          63             7,958          7,685
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                      $12,707        $12,173        $ 4,016          63           $13,062        $12,665
---------------------------------------------------------------------------------------------------------------------------
GMAB                                   $ 2,006        $ 1,937        $   608          56           $ 2,260        $ 2,205
---------------------------------------------------------------------------------------------------------------------------
                                         DECEMBER 31, 2007
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN MILLIONS, EXCEPT AGE)            AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of Premium                     $ 26            60
  Six-Year Reset                         167            60
  One-Year Ratchet                        81            61
  Five-Year Ratchet                        1            58
  Other                                   12            65
---------------------------------------------------------------
    Total -- GMDB                       $287            60
---------------------------------------------------------------
GGU DEATH BENEFIT                       $ 80            62
---------------------------------------------------------------
GMIB                                    $ 18            62
---------------------------------------------------------------
GMWB:
  GMWB                                  $ 22            62
  GMWB for life                           33            62
---------------------------------------------------------------
    Total -- GMWB                       $ 55            62
---------------------------------------------------------------
GMAB                                    $  3            55
---------------------------------------------------------------



(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit always equals account value are not shown in this table.



(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract. As a result of the recent market decline, the amount by which guarantees exceed the accumulation value has increased significantly.


Changes in additional liabilities (assets) were as follows:

(IN MILLIONS)                                    GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability (asset) balance at January 1, 2007        $ 26           $ 5         $  (12)        $ (5)          $ 1
Incurred claims                                        1            --            148           38             4
Paid claims                                           (3)           (2)            --           --            (1)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2007                24             3            136           33             4
Incurred claims                                       58            10          1,335          334             6
Paid claims                                          (27)           (1)            --           --            (3)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008              $ 55           $12         $1,471         $367           $ 7
--------------------------------------------------------------------------------------------------------------------


The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Mutual funds:
    Equity                                                                $21,899       $34,540
    Bond                                                                   12,135        12,549
    Other                                                                   3,463         4,478
-------------------------------------------------------------------------------------------------
Total mutual funds                                                        $37,497       $51,567
-------------------------------------------------------------------------------------------------


No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

10. LINES OF CREDIT
In September 2008, RiverSource Life, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life's statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 28 basis points. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2008.

RiverSource Life had a collateral loan agreement with Ameriprise Financial aggregating up to $75 million which expired on October 31, 2008.


                                                    RIVERSOURCE ACCOUNT F    45

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life has available a committed line of credit with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR plus 28 basis points. There were no amounts outstanding on this line of credit at December 31, 2008 and 2007.

11. FAIR VALUES OF ASSETS AND LIABILITIES
Effective January 1, 2008, RiverSource Life adopted SFAS 157, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
Under SFAS 157, RiverSource Life categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by RiverSource Life's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
RiverSource Life uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. RiverSource Life's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. RiverSource Life's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, RiverSource Life maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS

CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their net asset value ("NAV") and classified as Level 1. RiverSource Life's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

AVAILABLE-FOR-SALE SECURITIES
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques such as the present value of cash flows. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate and municipal bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. Level 3 securities include corporate bonds, non-agency residential mortgage backed securities and asset backed securities.


 46    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Through RiverSource Life's own experience transacting in the marketplace and through discussions with its pricing vendors, RiverSource Life believes that the market for non-agency residential mortgage backed securities is inactive. Indicators of inactive markets include: pricing services' reliance on brokers or discounted cash flow analyses to provide prices, an increase in the disparity between prices provided by different pricing services for the same security, unreasonably large bid-offer spreads and a significant decrease in the volume of trades relative to historical levels. In certain cases, this market inactivity has resulted in RiverSource Life applying valuation techniques that rely more on an income approach (discounted cash flows using market rates) than on a market approach (prices from pricing services). RiverSource Life considers market observable yields for other asset classes it considers to be of similar risk which includes nonperformance and liquidity for individual securities to set the discount rate for applying the income approach to certain non-agency residential mortgage backed securities.

At the beginning of the fourth quarter of 2008, $219 million of prime non-agency residential mortgage backed securities were transferred from Level 2 to Level 3 of the fair value hierarchy because management believes the market for these prime quality assets is now inactive. The loss recognized on these assets during the fourth quarter of 2008 was $47 million of which $13 million was included in net investment income and $34 million was included in other comprehensive loss.

SEPARATE ACCOUNT ASSETS
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

DERIVATIVES
The fair value of derivatives that are traded in certain over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include interest rate swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. Structured derivatives that are used by RiverSource Life to hedge its exposure to market risk related to certain variable annuity riders are classified as Level 3.

LIABILITIES

EMBEDDED DERIVATIVES

VARIABLE ANNUITY RIDERS -- GUARANTEED MINIMUM ACCUMULATION BENEFIT AND GUARANTEED MINIMUM WITHDRAWAL BENEFIT
RiverSource Life values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk, and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to policyholder behavior assumptions and margins for risk, profit and expenses that RiverSource Life believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of RiverSource Life's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

EQUITY INDEXED ANNUITIES
RiverSource Life uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its equity indexed annuities. The inputs to these calculations are primarily market observable. As a result, these measurements are classified as Level 2. The embedded derivative liability attributable to the provisions of RiverSource Life's equity indexed annuities is recorded in future policy benefits.


                                                    RIVERSOURCE ACCOUNT F    47

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale:
     Fixed maturities                                      $ 21         $16,336       $1,713        $18,070
     Common and preferred stocks                             --              16           --             16
  Trading securities                                         70              77           --            147
  Cash equivalents                                          432           2,861           --          3,293
  Other assets                                               --           2,238          200          2,438
  Separate account assets                                    --          41,787           --         41,787
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                 $523         $63,315       $1,913        $65,751
-------------------------------------------------------------------------------------------------------------

Liabilities
  Future policy benefits                                   $ --         $    16       $1,832        $ 1,848
  Other liabilities                                          --             645           --            645
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                            $ --         $   661       $1,832        $ 2,493
-------------------------------------------------------------------------------------------------------------


The following table provides a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the year ended December 31, 2008:

                                                        AVAILABLE-
                                                         FOR-SALE
                                                        SECURITIES:                   FUTURE
                                                           FIXED         OTHER        POLICY         OTHER
(IN MILLIONS)                                           MATURITIES      ASSETS       BENEFITS     LIABILITIES
-------------------------------------------------------------------------------------------------------------
Balance, January 1                                        $1,810         $ 280        $  (158)        $--
  Total gains (losses) included in:
     Net income (loss)                                      (169)(1)       149(2)      (1,611)(2)      (9)(2)
     Other comprehensive loss                               (304)           --             --          --
  Purchases, sales, issuances and settlements, net           157          (229)           (63)          9
  Transfers into Level 3                                     219(3)         --             --          --
-------------------------------------------------------------------------------------------------------------
Balance, December 31                                      $1,713         $ 200        $(1,832)        $--
-------------------------------------------------------------------------------------------------------------
Change in unrealized gains (losses) included in net
income relating to assets and liabilities held at
December 31                                               $ (172)(4)     $ 126(2)     $(1,608)(2)     $--
-------------------------------------------------------------------------------------------------------------


(1) Represents a $176 million loss included in net realized investment gains (losses) and a $7 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents prime non-agency residential mortgage backed securities previously classified as Level 2 for which management believes the market for these prime quality assets is now inactive.

(4) Represents a $175 million loss included in net realized investment gains (losses) and a $3 million gain included in net investment income in the Consolidated Statements of Income.

During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value as of December 31, 2008 and 2007. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2008                        2007
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                          $ 2,737       $ 2,506       $ 2,892       $ 2,868
  Policy loans                                                722           779           697           697
  Other investments                                           248           202            58            59

FINANCIAL LIABILITIES
  Future policy benefits                                   13,116        12,418        18,622        18,077
  Separate account liabilities                                386           386           748           748




 48    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS, NET
The fair value of commercial mortgage loans, except those with significant credit deterioration is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for RiverSource Life's estimate of the amount recoverable on the loan.

POLICY LOANS
The fair value of policy loans has been determined using discounted cash flows.

FUTURE POLICY BENEFITS
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and RiverSource Life's non-performance risk specific to these liabilities. The fair value of fixed annuities, in payout status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for expense margin and RiverSource Life's non-performance risk specific to these liabilities. Variable annuity fixed sub-accounts classified as investment contracts and equity indexed annuities fair value is determined by discounting cash flows adjusted for policyholder behavior and RiverSource Life's non-performance risk specific to these liabilities.

SEPARATE ACCOUNT LIABILITIES
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and RiverSource Life. A non-performance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize non-performance risk.

12. RELATED PARTY TRANSACTIONS
RiverSource Investments, LLC is the investment manager for the proprietary mutual funds used as investment options by RiverSource Life's variable annuity contractholders and variable life insurance policyholders. RiverSource Life provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2008, 2007 and 2006, RiverSource Life received $101 million, $97 million and $76 million, respectively, from RiverSource Investments, LLC for administrative services provided by RiverSource Life.

RiverSource Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). RiverSource Life's share of the total net periodic pension cost was approximately $1 million for each of the years ended December 31, 2008, 2007 and 2006.

RiverSource Life participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $3 million in 2008, $3 million in 2007 and $2 million in 2006.

RiverSource Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations were nil in 2008 and $3 million in both 2007 and 2006.

RiverSource Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2008, 2007 and 2006 were $1 million, $2 million and $1 million, respectively.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life for use of joint facilities, technology support, marketing services and other services aggregated $673 million, $909 million and $755 million for 2008, 2007 and 2006, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life may not be reflective of expenses that would have been incurred by RiverSource Life on a stand-alone basis.


                                                    RIVERSOURCE ACCOUNT F    49

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Dividends paid and received were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Cash dividends paid to Ameriprise Financial                        $775          $900          $300
Cash dividends paid to RiverSource Life Insurance Company
from RiverSource Life of NY                                          77            83            25
Non-cash dividend paid to Ameriprise Financial from
RiverSource Tax Adv. Inv.                                           118            --            --


Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 13 for additional information.

During 2008, RiverSource Life received a non-cash capital contribution of $83 million comprised of below investment grade syndicated bank loans from Ameriprise Financial.

In addition, RiverSource Life Insurance Company received a $239 million contribution from Ameriprise Financial, consisting of all the issued and outstanding shares of RiverSource Tax Adv. Inv.

There were no amounts included in other liabilities at December 31, 2008 and 2007 payable to Ameriprise Financial for federal income taxes.

13. STATUTORY CAPITAL AND SURPLUS
State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $173 million and $788 million as of December 31, 2008 and 2007, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain (loss) from operations(1)                      $(1,184)      $  523        $  469
Statutory net income (loss)(1)                                     (1,407)         555           514
Statutory capital and surplus                                       2,529        2,820         3,258


(1) An increase in statutory reserves for variable annuity guaranteed benefits contributed significantly to the loss in 2008, but was substantially offset by unrealized gains on derivatives which are not included in the statutory income statement, but recorded directly to surplus.

14. INCOME TAXES
RiverSource Life qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                          $  42         $(30)         $  8
  State                                                                3           --            --
-------------------------------------------------------------------------------------------------------
Total current income tax                                              45          (30)            8
Deferred income tax
  Federal                                                           (236)          83           124
  State                                                                2           --            (3)
-------------------------------------------------------------------------------------------------------
Total deferred income tax                                           (234)          83           121
-------------------------------------------------------------------------------------------------------
Income tax provision (benefit)                                     $(189)        $ 53          $129
-------------------------------------------------------------------------------------------------------




 50    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2008          2007          2006
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                          35.0%         35.0%        35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                           56.6         (10.9)        (6.8)
  State taxes, net of federal benefit                               (3.7)           --         (0.4)
  Low income housing credit                                         27.9          (7.0)        (6.9)
  Foreign tax credit, net of addback                                15.3          (2.3)        (0.7)
  Taxes applicable to prior years                                   29.2          (4.0)          --
  Other, net                                                        (0.2)           --          0.1
-------------------------------------------------------------------------------------------------------
Income tax provision                                               160.1%         10.8%        20.3%
-------------------------------------------------------------------------------------------------------


RiverSource Life's effective tax rate was 160.1% and 10.8% for the years ended December 31, 2008 and 2007, respectively. The increase in the effective tax rate is primarily due to a pretax loss in relation to a net tax benefit for 2008 compared to pretax income for 2007. RiverSource Life's effective tax rate for 2008 included a $39 million tax benefit related to changes in the status of current audits. RiverSource Life's effective tax rate for 2007 included a $7 million tax benefit related to the finalization of the prior year tax return.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,744        $1,144
  Investment related                                                          --            61
  Net unrealized losses on Available-for Sale securities and
  derivatives                                                                399            87
  Net operating loss and tax credit carryforwards                            159           125
  Other                                                                       44            38
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           2,346         1,455
Deferred income tax liabilities:
  DAC                                                                      1,168         1,253
  Investment related                                                         398            --
  DSIC                                                                       181           179
  Other                                                                       --            14
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      1,747         1,446
-------------------------------------------------------------------------------------------------
Net deferred income tax assets                                            $  599        $    9
-------------------------------------------------------------------------------------------------


RiverSource Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, a) future taxable income exclusive of reversing temporary differences and carryforwards, b) future reversals of existing taxable temporary differences, c) taxable income in prior carryback years, and d) tax planning strategies.

Additionally, RiverSource Life has net operating loss carryforwards of $15 million which expire on December 31, 2025 and 2026 as well as tax credit carryforwards of $124 million which expire December 31, 2025, 2026, 2027 and 2028. RiverSource Life also has $20 million of foreign tax credit carryforwards which expire on December 31, 2016 and 2017. Based on analysis of RiverSource Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2008 and 2007.


                                                    RIVERSOURCE ACCOUNT F    51

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Effective January 1, 2007, RiverSource Life adopted the provisions of FIN 48. The amount RiverSource Life recognized as a result of the implementation of FIN 48 was not material.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN MILLIONS)                                                                      2008
-------------------------------------------------------------------------------------------
Balance at December 31, 2007                                                       $  97
Additions based on tax positions related to the current year                        (165)
Additions for tax positions of prior years                                            38
Reductions for tax positions of prior years                                          (59)
-------------------------------------------------------------------------------------------
Balance at December 31, 2008                                                       $ (89)
-------------------------------------------------------------------------------------------


If recognized, approximately $30 million and $49 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2008 and 2007, respectively, would affect the effective tax rate.

RiverSource Life recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life recognized a net reduction of $14 million in interest and penalties for the year ended December 31, 2008. RiverSource Life had a $15 million and a $1 million receivable for the payment of interest and penalties accrued at December 31, 2008 and 2007, respectively.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. However, there are a number of open audits and quantification of a range cannot be made at this time.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall examination of the American Express Company consolidated return completed its field examination of the RiverSource Life's income tax returns for 1997 through 2002 during 2008. However, for federal income tax purposes, these years continue to remain open as a consequence of certain issues under appeal. The IRS continued its examination of 2003 through 2004 which is expected to be completed during 2009. In the fourth quarter of 2008, the IRS commenced an examination of RiverSource Life's U.S. income tax returns for 2005 through 2007. RiverSource Life or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2006.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life receives. Management believes that it is likely that any such regulations would apply prospectively only.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010.

The items comprising other comprehensive loss are presented net of the following income tax provision (benefit) amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $(302)         $28          $(41)
Net unrealized derivative gains (losses)                               2           --            (1)
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $(300)         $28          $(42)
-------------------------------------------------------------------------------------------------------




 52    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

15. DERIVATIVES AND HEDGING ACTIVITIES
Derivative instruments enable RiverSource Life to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life does not engage in any derivative instrument trading activities. The following table presents a summary of the notional amount and the current fair value of derivative instruments held at:

                                                                           DECEMBER 31,
                                        ----------------------------------------------------------------------------------
                                                          2008                                      2007
--------------------------------------------------------------------------------------------------------------------------
                                          NOTIONAL            FAIR VALUE            NOTIONAL            FAIR VALUE
(IN MILLIONS)                              AMOUNT         ASSET       LIABILITY      AMOUNT         ASSET       LIABILITY
--------------------------------------------------------------------------------------------------------------------------
Interest rate swaps                        $11,445       $  853         $(250)       $  202         $  6          $ (3)
Swaptions                                    3,200           26            --           800            1            --
Purchased equity options                    16,572        1,512           (79)        6,485          416           (36)
Written equity options                       2,766           22          (255)           57           --            (1)
Total return swaps                           1,706           24           (60)           --           --            --
Equity futures purchased(1)                      1           --            --            70           --            --
Equity futures sold(1)                         599           --            --           202           --            --
--------------------------------------------------------------------------------------------------------------------------
    Total(2)                               $36,289       $2,437         $(644)       $7,816         $423          $(40)
--------------------------------------------------------------------------------------------------------------------------


(1) Equity futures have no recorded value as they are cash settled daily.
(2) The above table does not include certain embedded derivatives.

The following table presents a summary of the notional amount and fair value of derivative instruments based on the risk they hedge:

                                                                           DECEMBER 31,
                                        ----------------------------------------------------------------------------------
                                                          2008                                      2007
--------------------------------------------------------------------------------------------------------------------------
                                          NOTIONAL            FAIR VALUE            NOTIONAL            FAIR VALUE
(IN MILLIONS)                              AMOUNT         ASSET       LIABILITY      AMOUNT         ASSET       LIABILITY
--------------------------------------------------------------------------------------------------------------------------
Equity indexed annuities                   $   213       $    3         $  --        $  295         $ 43          $ (1)
GMWB and GMAB                               36,076        2,434          (644)        6,721          379           (39)
Other                                           --           --            --           800            1            --
--------------------------------------------------------------------------------------------------------------------------
Total                                      $36,289       $2,437         $(644)       $7,816         $423          $(40)
--------------------------------------------------------------------------------------------------------------------------


See Note 11 for additional information regarding RiverSource Life's fair value measurement of derivative instruments.

Cash Flow Hedges
RiverSource Life uses interest rate derivative products, primarily swaps and swaptions, to manage funding costs related to RiverSource Life's fixed annuity business. As of January 1, 2007, RiverSource Life removed the hedge designation from its swaptions used to hedge the risk of increasing interest rates on forecasted fixed premium product sales. The designation was removed due to the hedge relationship no longer being highly effective. Accordingly, all changes in fair value of the swaptions were recorded directly to earnings. As of December 31, 2008, all of these swaptions had expired. Amounts previously recorded in accumulated other comprehensive income (loss) are reclassified into earnings as the originally forecasted transactions occur.

The following is a summary of net unrealized derivatives gains (losses) related to cash flow hedging activity, net of tax:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at January 1                     $(40)         $(41)         $(40)
Holding losses, net of tax of nil, $1 and $2, respectively           (1)           --            (4)
Reclassification of realized gains, net of tax of $2, $1 and
$1, respectively                                                      3             1             3
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at December 31                   $(38)         $(40)         $(41)
-------------------------------------------------------------------------------------------------------


At December 31, 2008, RiverSource Life expects to reclassify $6 million of net pretax gains on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next 12 months related to interest rate swaptions that will be recorded in net investment income.

If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) may be recognized into earnings over the period that the hedged item impacts earnings. As discussed above, RiverSource Life removed the hedge designation from its swaptions in 2007 and during 2008 and 2006 there were no other hedges that were terminated or the hedge designation removed. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately. No hedge relationships

                                                    RIVERSOURCE ACCOUNT F    53

RiverSource Life Insurance Company

--------------------------------------------------------------------------------


were discontinued during the years ended December 31, 2008, 2007 and 2006 due to forecasted transactions no longer expected to occur according to the original hedge strategy.

Currently, the longest period of time over which RiverSource Life is hedging exposure to the variability in future cash flows is 10 years and relates to interest credited on forecasted fixed premium product sales. For the years ended December 31, 2008, 2007 and 2006, there were nil, $2 million and $4 million, respectively, in losses on derivative transactions or portions thereof that were ineffective as hedges, excluded from the assessment of hedge effectiveness or reclassified into earnings as a result of the discontinuance of cash flow hedges.

Derivatives Not Designated as Hedges
RiverSource Life holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of interest rate risk related to various RiverSource Life products.

Certain annuity products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the amount of expenses incurred by RiverSource Life related to equity indexed annuities products will positively or negatively impact earnings. As a means of economically hedging its obligations under the provisions of these products, RiverSource Life writes and purchases index options and occasionally enters into futures contracts. Additionally, certain annuity products contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life economically hedges the exposure related to GMWB and GMAB provisions using various equity futures, equity options, swaptions and interest rate swaps. The premium associated with certain of these options is paid semi-annually over the life of the option contract. As of December 31, 2008, the remaining payments RiverSource Life is scheduled to make for these options, net of amounts receivable on written deferred premium options, were $805 million through July 31, 2023.

Embedded Derivatives
The equity component of the equity indexed annuity product obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and non-life contingent GMWB provisions which are also considered embedded derivatives. The fair value of embedded derivatives for annuity related products is included in future policy benefits. The change in fair value of the equity indexed annuity embedded derivatives is reflected in interest credited to fixed accounts. The changes in fair values of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses. At December 31, 2008 and 2007, the total fair value of these embedded derivatives, excluding the host contract and a liability for life contingent GMWB benefits of $5 million and $2 million, respectively, was a net liability of $1.8 billion and $220 million, respectively.

Credit Risk
Credit risk associated with RiverSource Life's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, RiverSource Life may, from time to time, enter into master netting arrangements and collateral arrangements wherever practical. At December 31, 2008 and 2007, RiverSource Life accepted collateral consisting primarily of cash and securities of $1.8 billion and $243 million, respectively, from counterparties. In addition, as of December 31, 2008, RiverSource Life provided collateral consisting primarily of cash and securities of $432 million and $14 million, respectively, to counterparties. As of December 31, 2008, RiverSource Life's maximum credit exposure to derivative transactions after considering netting arrangements with counterparties and collateral arrangements was approximately $83 million.

16. COMMITMENTS AND CONTINGENCIES
At December 31, 2008 and 2007, RiverSource Life had no material commitments to purchase investments other than mortgage loan fundings. See Note 4 for additional information.

RiverSource Life's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2008, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.


 54    RIVERSOURCE ACCOUNT F

RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


                                                    RIVERSOURCE ACCOUNT F    55

S-6323 G (5/09)

PART C

Item 24. Financial Statements and Exhibits

(a)  Financial Statements included in Part B of this Registration Statement:

     RiverSource Account F
     Report of Independent Registered Public Accounting Firm dated April 24,
     2009.
     Statements of Assets and Liabilities as of Dec. 31, 2008.
     Statements of Operations for the year ended Dec. 31, 2008.
     Statements of Changes in Net Assets for the years ended Dec. 31, 2008 and 2007.
     Notes to Financial Statements

     The audited financial statements of RiverSource Life Insurance Company:

     Report of Independent Registered Public Accounting Firm dated March 2,
     2009.
     Consolidated Balance Sheets as of Dec. 31, 2008 and 2007.
     Consolidated Statements of Income for the years ended Dec. 31, 2008, 2007, and 2006.
     Consolidated Statements of Cash Flows for the years ended Dec. 31, 2008, 2007, and 2006.
     Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2008.
     Notes to Consolidated Financial Statements

(b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of IDS Life adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.2 Resolution of the Executive Committee of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as Exhibit
     1.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.3 Resolution of the Board of Directors of IDS Life establishing Accounts IZ and JZ on September 20, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.4 Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit
     1.4 to Post-Effective Amendment No. 6 to Registration Statement No. 33-47302, is incorporated by reference.

1.5 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement

     No. 333-69777 is incorporated by reference.

1.6 Unanimous Consent in Writing effective Jan. 2, 2007 of the Board of Directors of IDS Life Insurance Company (now known as RiverSource Life Insurance Company) renaming IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ, TZ to the new name RiverSource Account F, filed electronically as Exhibit 1.6 to Post-Effective Amendment No. 27 to Registration Statement No. 33-4173, is incorporated herein by reference.

2.   Not Applicable.

3. Form of Principle Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1 Form of Group Deferred Variable Annuity Contract (form 34660) dated April, 1992, filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

4.2 Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed as Exhibit 4.32 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated by reference.

5. Copy of Variable Group Deferred Annuity Contract Application (form 34661) dated May, 1992, filed electronically as Exhibit 5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.1  Copy of Certificate of Incorporation of IDS Life, filed electronically as
     Exhibit 6.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company, filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.   Not Applicable.

8. Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit
     8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311, is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities registered is filed electronically herewith.

10. Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

11.  None.

12.  Not Applicable.

13. Power of Attorney for RiverSource Life Insurance Company dated October 22, 2008, filed electronically herewith as Exhibit 13 to Post-Effective Amendment No. 20 to Registration Statement No. 33-47302.



Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Company

Name                               Principal Business Address*   Position and Offices With Depositor
----                               ---------------------------   -----------------------------------
Lynn Abbott                                                      Vice President - National
                                                                 Accounts and Fund Management

Gumer C. Alvero                                                  Director and Executive
                                                                 Vice President - Annuities

Timothy V. Bechtold                                              Director and President

Kent M. Bergene                                                  Vice President - Affiliated
                                                                 Investments

Walter Stanley Berman                                            Vice President and Treasurer

Richard N. Bush                                                  Senior Vice President -
                                                                 Corporate Tax

Charles R. Caswell                                               Reinsurance Officer

James L Hamalainen                                               Vice President - Investments

Michelle Marie Keeley                                            Vice President - Investments

Timothy J. Masek                                                 Vice President - Investments

Brian Joseph McGrane                                             Director, Executive Vice
                                                                 President and Chief Financial
                                                                 Officer

Thomas W. Murphy                                                 Vice President - Investments

Kevin Palmer                                                     Director, Vice President and
                                                                 Chief Actuary

Bridget Mary Sperl                                               Director, Executive Vice
                                                                 President - Client Service

David Kent Stewart                                               Vice President and Controller

William Frederick "Ted" Truscott                                 Director

John Robert Woerner                                              Director

*    The business address is 70100 Amerprise Financial Center, Minneapolis, MN
     55474.




Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                           Jurisdiction of
Name of Subsidiary                                                          Incorporation
------------------                                                         ---------------
Advisory Capital Strategies Group Inc.                                     Minnesota
AEXP Affordable Housing LLC                                                Delaware
American Enterprise Investment Services Inc.                               Minnesota
American Express Property Casualty Insurance Agency of Pennsylvania,Inc.   Pennsylvania
Ameriprise Advisor Services, Inc.                                          Michigan
Ameriprise Auto & Home Insurance Agency, Inc.                              Wisconsin
Ameriprise Bank, FSB                                                       USA
Ameriprise Captive Insurance Company                                       Vermont
Ameriprise Capital Trusts I-IV                                             Delaware
Ameriprise Certificate Company                                             Delaware
Ameriprise Financial Services,Inc.                                         Delaware
Ameriprise Holdings, Inc.                                                  Delaware
Ameriprise India Private Ltd.                                              India
Ameriprise Insurance Agency of Massachusetts, Inc.                         Massachusetts
Ameriprise Insurance Agency                                                Wisconsin
Ameriprise Trust Company                                                   Minnesota
AMPF Holding Corporation                                                   Michigan
AMPF Property Corporation                                                  Michigan
AMPF Realty Corporation                                                    Michigan
Brecek & Young Advisors, Inc.                                              California
Brecek & Young Financial Group Insurance Agency of Texas, Inc.             Texas
Brecek & Young Financial Services Group of Montana, Inc.                   Montana
Boston Equity General Partner LLC                                          Delaware
4230 W. Green Oaks, Inc.                                                   Michigan
IDS Capital Holdings Inc.                                                  Minnesota
IDS Futures Corporation                                                    Minnesota
IDS Management Corporation                                                 Minnesota
IDS Property Casualty Insurance Company                                    Wisconsin
Investors Syndicate Development Corporation                                Nevada
J. & W. Seligman & Co. Incorporated                                        New York
Kenwood Capital Management LLC (47.7% owned)                               Delaware
Realty Assets Inc.                                                         Nebraska
RiverSource CDO Seed Investments, LLC                                      Minnesota
RiverSource Distributors,Inc.                                              Delaware
RiverSource Fund Distributors, Inc.                                        Delaware
RiverSource Investments,LLC                                                Minnesota
RiverSource Life Insurance Company                                         Minnesota
RiverSource Life Insurance Co. of New York                                 New York
RiverSource REO 1, LLC                                                     Minnesota
RiverSource Service Corporation                                            Minnesota
RiverSource Services, Inc.                                                 Delaware
RiverSource Tax Advantaged Investments, Inc.                               Delaware
Securities America Advisors,Inc.                                           Nebraska
Securities America Financial Corporation                                   Nebraska
Securities America, Inc.                                                   Nebraska
Seligman Asia, Inc.                                                        Delaware
Seligman Focus Partners LLC                                                Delaware



Seligman Health Partners LLC                                               Delaware
Seligman Health Plus Partners LLC                                          Delaware
Seligman Partners LLC                                                      Delaware
Threadneedle Asset Management Holdings SARL                                England

Item 27. Number of Contract owners

     As of March 31, 2009, there were 41,461 non-qualified contracts and 108,746 qualified contracts of RiverSource Account F.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account ; RiverSource Account F; RiverSource Variable Annuity Fund A, RiverSource Variable Annuity Fund B, RiverSource Variable Account 10; RiverSource Account MGA; RiverSource MVA Account; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Life Insurance Company; RiverSource of New York Variable Annuity Account ; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*   Positions and Offices with Underwriter
------------------------------------   --------------------------------------------------------
Gumer C. Alvero                        Director and Vice President
Patrick Thomas Bannigan                Director and Vice President
Timothy V. Bechtold                    Director and Vice President
Paul J. Dolan                          Chief Operating Officer and Chief Administrative Officer
Jeffrey P. Fox                         Chief Financial Officer
Bimal Gandhi                           Senior Vice President - Strategic Transformation
Jeffrey McGregor                       President
Thomas R. Moore                        Secretary
Scott Roane Plummer                    Chief Counsel
Julie A. Ruether                       Chief Compliance Officer
William Frederick "Ted" Truscott       Chairman of the Board and Chief Executive Officer

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474


Item 29. (c)

RiverSource Distributors, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

NAME OF            NET UNDERWRITING
PRINCIPAL            DISCOUNTS AND    COMPENSATION ON    BROKERAGE
UNDERWRITER           COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
----------------   ----------------   ---------------   -----------   ------------
RiverSource        $383,542,107             None            None           None
   Distributors,
   Inc.

Item 30. Location of Accounts and Records

     RiverSource Life Insurance Company

     70100 Ameriprise Financial Center
     Minneapolis, MN 55474

Item 31. Management Services

     Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 24th day of April, 2009.


                                        RiverSource Account F
                                        (Registrant)

                                        By RiverSource Life Insurance Company
                                        (Depositor)


                                        By /s/ Timothy V. Bechtold*
                                           -------------------------------------
                                           Timothy V. Bechtold
                                           President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 24th day of April, 2009.



/s/ Gumer C. Alvero*                    Director and Executive Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Richard N. Bush*                    Senior Vice President -
-------------------------------------   Corporate Tax
Richard N. Bush


/s/ Timothy V. Bechtold*                Director, President and
-------------------------------------   Chief executive officer
Timothy V. Bechtold


/s/ Brian J. McGrane*                   Director, Executive Vice
-------------------------------------   President and Chief Financial Officer
Brian J. McGrane


/s/ Kevin E. Palmer*                    Director, Vice President and
-------------------------------------   Chief Actuary
Kevin E. Palmer


/s/ Bridget M. Sperl*                   Executive Vice President -
-------------------------------------   Client Services
Bridget M. Sperl


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
David K. Stewart


/s/ William F. "Ted" Truscott*          Director
-------------------------------------
William F. "Ted" Truscott


/s/ John R. Woerner*                    Director
-------------------------------------
John R. Woerner

- Signed pursuant to Power of Attorney dated October 22, 2008 filed electronically herewith as Exhibit 13 to Post-Effective Amendment No. 20 to Registration Statement No. 33-47302, by:


/s/ Dixie Carroll
-------------------------------------
Dixie Carroll
Assistant General Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 20 TO REGISTRATION STATEMENT NO.
33-47302

This Amendment is comprised of the following papers and documents:

The cover page.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other Information.

     The signatures.

                                  EXHIBIT INDEX

9. Opinion of counsel and consent to its use as to the legality of the securities registered.

10.  Consent of Independent Registered Public Accounting Firm.

13. Power of Attorney for RiverSource Life Insurance Company dated October 22, 2008.